Exhibit 10.3


                       LIMITED LIABILITY COMPANY AGREEMENT

          LIMITED LIABILITY COMPANY AGREEMENT, dated as of November 20, 1997 (this "Agreement"), by and among ONSITE VENTURES, L.L.C., a Delaware limited liability company (the "Company"), RSI-OSA HOLDINGS, INC., a Delaware corporation, having an office located at 225 Broadhollow Road, Melville, New York 11747 ("RSI"), VERITECH VENTURES LLC, a New York limited liability company having an office located at 2 Manhattanville Road, Suite 205, Purchase, New York, NY 10577 ("Veritech", together with RSI, the "Institutional Members"), ARTHUR SIMON, an individual with an address at 452 Ardsley Road, Scarsdale, New York 10583 ("Simon"), DAREN HORNIG, an individual with an address at 404 East 55th Street, #7C, New York, New York 10022 ("Hornig"), and MARTIN RABINOWITZ, an individual with an address at 850 Park Avenue, New York, NY 10021 ("Rabinowitz", and together with Simon and Horning, the "General Members"). The General Members and the Institutional Members who execute and deliver this Agreement are referred to herein, collectively, as the "Members" and, individually, as a "Member". Unless otherwise expressly set forth herein, all capitalized terms used herein shall have the meaning ascribed thereto in Section 23.

          WHEREAS, on November 20, 1997 the Members formed the Company as a Delaware limited liability company pursuant to the Limited Liability Company Act of the State of Delaware, as amended, Title 6 ss.ss.18-101 et seq. (the "Act");

          WHEREAS, prior to the Effective Date, JAH Realties, L.P., a New York limited partnership ("JAH"), Rabinowitz, Simon and Hornig were members in Veritech with a percentage membership interest in Veritech of 62.875%, 5.450%, 26.947%and 4.728%, respectively;

          WHEREAS, on or prior to the Effective Date (as hereinafter defined), Veritech and certain of its Affiliates have contributed to the Company all of their respective right, title and interest in and to all of the assets (collectively, the "Contributed Assets") (other than the regulatory approvals, licenses and permits held by ONSITE ACCESS LLC, a New York limited liability company ("OCC Access"), and ONSITE ACCESS LOCAL LLC, a New York limited liability company ("OCC Local") which approvals, licenses and permits shall continue to be held by OCC Access and OCC Local) which are used or useful in connection with the Company's Business (as hereinafter defined) as heretofore conducted by Veritech and such Affiliates pursuant to the terms and conditions of that certain Capital Contribution Agreement (the "Capital Contribution Agreement") including, without limitation, all of the membership interests in OCC Access and OCC Local;

          WHEREAS, the Members desire to provide for the stability and continuity of the management of the affairs of the Company and to impose certain rights and restrictions with respect to the transfer or other disposition of their membership interests upon the terms and conditions hereinafter set forth.






          NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.       Formation.

          (a) Formation; Name; Office. On November 20, 1997, the Members formed the Company under and pursuant to the Act (and filed an amendment to the Certificate of Formation on November 26, 1997) to be conducted under the name "ONSITE VENTURES, L.L.C." The business office of the Company shall be 680 Fifth Avenue, New York, NY 10022 or at such other place or places as the Board of Managers (as defined below) may from time to time designate.

          (b) Purposes. The purposes for which the Company has been formed are:

               (i) To, through itself and its subsidiaries, construct and develop advanced telecommunications distribution systems within commercial and residential buildings and/or commercial and residential complexes (each, a "Building") and provide to residential and commercial customers (A) local, long distance, international, calling card, 800/888 services, directory assistance, paging, wireless and other related telephone services, (B) local loop provisioning and selling of circuits either directly or through ventures or telephone carrier reselling agreements, (C) dial-up, dedicated and satellite Internet access, (D) Internet service provider services for website hosting, E-mail, collocation, news groups, browser software and Internet links such as ESPN/Sportzone, HotBot, MSNBC, Yahoo and Weather Channel, (E) standard cable and television access, (F) LAN and desktop installation, router, hub and CSU/DSU setup services and sales of related equipment (collectively, "Equipment") and (G) customer referrals to providers of hardware and installation services related thereto;

               (ii) To promote  and develop the Plan of the Company set forth on
          Exhibit I (the "Plan" and, together with the operations and activities described in Section 1(b)(i), but excluding the primary business of OCC Access and OCC Local, the "Business");

               (iii) To negotiate, execute and enter into and perform any and all contracts and agreements necessary or desirable for, or otherwise related to, the Company's Business, including, without limitation, the operation or management of the Company or the ownership, operation or management of any asset or property owned by the Company;





               (iv) To accomplish any lawful business whatsoever or which shall at any time appear conducive to, or expedient for, the protection or benefit of the Company or its assets or properties and in furtherance of the Business;

               (v) To engage in any lawful act or activity for which a limited liability company may be formed under the Act in furtherance of the Business; and

               (vi) To engage in all activities necessary, customary, convenient or incident to any of the foregoing.

          (c) Term. The term of existence of the Company commenced on November 20, 1997 and shall end on December 31, 2047 unless the Company is earlier dissolved in accordance with either the terms of this Agreement or the Act (the "Term"). This Agreement shall be effective, except as otherwise provided herein, until the earlier of the Term or the date of an IPO by the Company of at least twenty (20%) percent of the aggregate membership interests in (or other equity interest in or equity security of) the Company on a fully diluted basis after giving effect to such IPO.

          (d) Registered Office and Resident Agent. The registered office and the resident agent of the Company shall be as designated in the Certificate of Formation of the Company (the "Certificate") or any amendment thereof. The registered office and the resident agent may be changed from time to time by the Board of Managers in accordance with the Act. If the resident agent shall ever resign, then the Board of Managers shall promptly appoint a successor resident agent and shall file an appropriate amendment to the Certificate.

      2.       Capital Contributions.




          (a) Initial Capital Contributions. Simultaneously with the execution and delivery of this Agreement free and clear from any escrow conditions (the "Effective Date") Veritech shall assign, transfer and contribute all of its right, title and interest in, to and under the Contributed Assets (including, without limitation, the then remaining proceeds of the Interim Loans) which the parties hereto acknowledge and agree have a fair market value net of the Veritech Excess, as of the Effective Date, of FOUR MILLION AND FIFTY THOUSAND and 00/100 ($4,050,000.00) DOLLARS. The initial capital contribution of each of Veritech, Rabinowitz, Simon and Hornig shall be their proportionate share (on a fair market value basis) in the Contributed Assets which they are deemed to have had immediately prior to the Effective Date through their respective ownership of membership interests in Veritech prior to the Effective Date (which were redeemed by Veritech in consideration for membership interests in the Company). In addition to the foregoing, simultaneously with the execution and delivery of this Agreement: (i) the Company shall assume all payment obligations for borrowed money of Veritech with respect to the Interim Loans if such amount is converted into a Committed Loan (as defined by the RSI Subordinated Note) on such date; and (ii) RSI and the Company shall execute and deliver that certain Convertible Subordinated Loan Agreement and Promissory Note in the form attached hereto as Exhibit II (the "RSI Subordinated Note") dated as of the Effective Date, pursuant to, and subject to the terms and provisions of, RSI shall have the irrevocable obligation to loan the Company up to an aggregate amount of SIX MILLION FIVE HUNDRED THOUSAND and 00/100 ($6,500,000.00) DOLLARS less the aggregate amount of the Interim Loans (which shall be converted into and deemed a part of such convertible subordinated loan (as evidenced by an endorsement on the schedule to the RSI Subordinated Note)) from time to time upon demand of the Company in amounts not less than five hundred thousand ($500,000) dollars for expenditures to be made by the Company approved in accordance with the Section 9 (Governance), it being acknowledged and agreed that such conversion and the entering into of the RSI Subordinated Note and other good and valuable consideration shall be the initial capital contribution of RSI. The initial capital contribution of each of RSI, Veritech, Rabinowitz, Simon and Hornig is referred to herein as a "Initial Capital Contribution".

          (b) Issuance of Membership Interests. In consideration of the foregoing, the Company shall issue to each of RSI, Veritech, Simon, Hornig and Rabinowitz a Percentage Membership Interest (as defined below) in the Company as described and provided for in this Section 2.

          (c) Initial Percentage Membership Interests. (i) Effective as of the date hereof, the Percentage Membership Interest of each Member in the Company (their respective "Percentage Membership Interest"), as the same may be adjusted from time to time pursuant to the terms and conditions of this Agreement, including, without limitation, in order to reflect a Transfer (as defined below) of all or part of a Member's membership interest is as follows:


                                             Percentage Membership
                  Member                           Interests
                  ------                     ---------------------


                  RSI                                 1.0000%

                  Veritech                           62.2470%

                  Simon                              26.6770%

                  Hornig                              4.6800%

                  Rabinowitz                          5.3960%
                                                    --------

                  TOTAL:                            100.0000%
                                                    ========

          (ii) Effective as of the date that the Conversion Right is exercised, the Percentage Membership Interest of each Member in the Company, as the same may be adjusted from time to time pursuant to the terms and conditions of this Agreement and the RSI Subordinated Note, including, without limitation, the purchase of Additional Interests and a Transfer of all or part of a Member's membership interest is as follows:





                                             Percentage Membership
                  Member                           Interests
                  ------                     ---------------------


                  RSI                                58.6900%

                  Veritech                           25.9740%

                  Simon                              11.1317%

                  Hornig                              1.9529%

                  Rabinowitz                          2.2514%
                                                    --------

                  TOTAL:                            100.0000%
                                                    ========


          (d) Members' Liability. Except as otherwise provided in this Agreement, the liability of a Member, solely as Member, for any obligations, debts or liabilities incurred by the Company shall be limited to the aggregate amount of the capital contributions that such Member has made or is obligated to make to the Company.

          (e) Uses of Capital Contributions and Proceeds from the RSI Subordinated Note; Interest on Capital Contributions. Any funds received by the Company pursuant to this Section 2 and any funds loaned to the Company by RSI under the terms of the RSI Subordinated Note shall be utilized by the Company for Company purposes in accordance with Section 9; provided, that such funds shall also be used for the payment of the Veritech Excess. Except as otherwise provided in this Agreement, no interest shall accrue on any capital contribution.

          (f) Withdrawal of Capital. Subject to Section 2(g), unless the prior unanimous written consent of the Members shall have been obtained and except as otherwise provided in this Agreement, no Member shall have the right to withdraw any part of such Member's capital contributions prior to the liquidation and termination of the Company pursuant to Section 19 of this Agreement.

          (g) Veritech Excess. Notwithstanding Section 2(f), Veritech shall be entitled on the Effective Date to receive from the Company cash in the sum of $306,806, which sum represents the amount which the aggregate unreturned capital contributions of JAH, Simon and Hornig in Veritech immediately prior to the Effective Date exceeds $550,000 (the "Veritech Excess"). Except for the Veritech Excess, all cash investments made on or prior to the Effective Date by a member in Veritech, whether in the form of a capital contribution, loan or otherwise, including, without limitation, JAH, Simon, Hornig and Rabinowitz shall be included in the Contributed Assets and may not be withdrawn.






          (h) Source of Distributions. No Member, manager or any of their respective Affiliates shall be personally liable for the return of the capital contributions of any other Member, or any portion thereof, it being expressly understood that any such return shall be made solely from the Company's assets.

     3. Title to the Property of the Company.

          (a) Title to the Property of the Company. Title to any and all property, real, personal or mixed, owned by, or leased to, the Company shall be held in the name of the Company, or in the name of any nominee which the Board of Managers may, in its sole and absolute discretion, designate, and no Members, individually or collectively, shall have, or shall be deemed to have, any ownership interest in or to any such property.

     4. Representations and Warranties of the Members.

          (a) Representations and Warranties of Each Member. Each Member (solely with respect to such Member) represents and warrants to the Company and each other Member as follows:

               (i) Such Member has the full power and authority to execute, deliver and perform this Agreement;

               (ii) This Agreement has been duly and validly authorized, executed and delivered by such Member and constitutes a valid and binding obligation of such Member;

               (iii) The execution, delivery and performance of this Agreement by such Member does not violate or conflict with or constitute a default under such Member's certificate of incorporation, by-laws, certificate of limited partnership, certificate of formation, limited liability company agreement, partnership agreement or similar charter or organizational document or any material agreement to which it is a party or by which it or its property is bound; and

               (iv) Such Member has acquired its membership interest for investment purposes only and not with a view to the distribution thereof in violation of any applicable state or federal securities law; it being acknowledged and agreed, however, that each Member shall have the rights set forth herein with respect to a Syndication.

          (b) Additional Representation and Warranty of Veritech. Veritech represents and warrants to the Company and each other Member that the amount of the Veritech Excess is not less than the amount specified in Section 2(g).

     5.  Sale or Transfer of Membership Interest.






          (a)  General  Restrictions.  Subject  to the terms and  provisions  of
Section 5(b), during the term of this Agreement, without the prior written consent of each other Member, no Member shall, directly or indirectly, sell, pledge, hypothecate, give, devise, transfer, create a security interest in or lien on, place in trust (voting or otherwise), assign or in any other way encumber or dispose of (each, a "Transfer") any membership interest now or hereafter at any time held by him or it, or any interest therein, or the certificate or document representing any such membership interest, if any (each, a "Transfer of Interest"). Without limiting the generality of the foregoing, except with respect to the membership interest in Veritech held (or entitled to be held) on the date hereof by any employee of, or member in, Veritech (provided, that any such Transfer of Interest is limited among such employees, such members and Veritech), a Transfer of Interest by a Member shall include the direct or indirect Transfer of any equity securities of, or interest in, such Member and with respect to any such Transfer, a Permitted Transfer shall pertain to any Transfer by holder of such equity interests as if the transferor were a Member and the interest being Transferred were membership interests. Any Transfer of Interest effected or purported or attempted to be effected: (i) not in accordance with the terms and conditions of this Agreement; (ii) to an individual younger than 18 years of age or who has been adjudged incompetent or insane; or (iii) to a person prohibited by law from holding any membership interest, shall be void ab initio and shall not bind the Company or any Member.

          (b) Permitted Transfers of Interest. Notwithstanding the provisions of
Section 5(a) hereof and subject to Section 5(b)(vii), a Member may, without the consent of any other Member, effect a Transfer of Interest as follows (each, a "Permitted Transfer"); provided, however that neither Veritech nor any General Member may effect a Transfer of Interest to any Disqualified Transferee.

               (i) Testamentary and Gift Transfers. Each Member that is an individual may effect a Transfer of Interest by gift, will or the laws of descent and distribution to any Family Group Member of such Member;

               (ii) Affiliate Transfers. Each Member may effect a Transfer of Interest to an Affiliate of such Member and, with respect to RSI, may effect a Transfer of Interest to Reckson Services Industries Inc. ("Reckson");

               (iii) Sale to the Company. Any Member may Transfer any membership interest to the Company pursuant to this Agreement or otherwise;






               (iv) Sales to Third Parties. Any Member may sell any membership interest to another Member or any third party purchaser who is not an Affiliate of such Member to the extent provided in, and in accordance with, the provisions of this Agreement, including Sections 6, 7, 8, 10, 14, 15 and 16; provided, that (x) on or prior to the date that is two (2) years after the Effective Date no Member shall sell any of its membership interests pursuant to a Third Party Offer or to any other Member (other than pursuant to a Buy/Sell Right, Participation Right, Tag-Along Right or pursuant to Section 8 (Bring-Along Rights)); and
          (y) on or prior to the date that is three (3) years after the Effective Date no Member shall sell any of its membership interests unless it together with its Affiliates concurrently sells, in the aggregate, the same percentage of the membership interests in OnSite Commerce and Content LLC, a Delaware limited liability company and an Affiliate of the Company ("OCC") held by it and its Affiliates, to the same third party purchaser or other Member;

               (v) Pledges. (A) Each Member may grant a security interest ("Pledge") in any of its membership interests now or hereafter held by it, and an Affiliate of a Member may Pledge any equity interest in such member, to secure its indebtedness (or the indebtedness or the guarantee of indebtedness of any of its Affiliates that is incurred for general purposes) owing to a bank, financial institution, third party lender or other Person (a "Pledgee") if the Pledgee is not a Disqualified Transferee; provided, however, that in the event a Pledgee or its successor succeeds to the interest of such Member, then such Member and such Pledgee shall deliver a notice to the Company and each other Member of such succession and at any time within three (3) months after the earlier to occur of (x) delivery of such notice or
          (y) actual knowledge of such succession: (1) Veritech, if the member which granted such security interest is RSI, (2) RSI, if the member which granted such security interest is Veritech, may elect to exercise a Buy/Sell Right between such Members as if there were a Deadlock with respect to a Significant Decision in accordance with the terms and provisions of Section 10 but without the requirement of providing a Warning Notice; or (3) the Company, if the Member which granted such security interest is a General Member, may elect to redeem all the membership interest of such Member at the Fair Market Value of such membership interests;

                    (B) Notwithstanding the provisions of Section 5(b)(v)(A), neither Veritech nor any General Member may on or prior to the date that is two years after the Effective Date Pledge any of their respective membership interests for: (1) any purpose other than the acquisition (or the refinancing of the acquisition) of the membership interests held by such Member; or (2) an aggregate amount which, together with all prior Pledge transactions, is in excess of the aggregate amount paid or payable to the Company or a Member for the aggregate purchase price of such membership interests including, without limitation, Additional Interests (or for the purpose of refinancing such indebtedness);





               (vi) Syndication. On and after the date that is two (2) years after the Effective Date a Member may syndicate its membership interests by a Transfer of the equity interests in such Member in any transaction or series of related transactions (each, a "Syndication"); provided, that (A) neither Veritech nor any General Member shall effect any Syndication which (together with all prior Syndications) would result in the Syndication of 50% or more of such Member's membership interest; (B) no direct or indirect subscriber, participant or Transferee of any such interest shall be a Disqualified Transferee;
          (C) such Member and each such subscriber, participant or Transferee shall be subject to, and shall submit to, the jurisdiction of the Delaware Court of Chancery, the New York state courts in New York County and all federal courts; (D) with respect to a Syndication by Veritech or a General Member, the Syndicate Representatives of such Member shall be the exclusive representatives of such Member and the membership interests, business and affairs of such Member; (E) no such transaction shall relieve such Member from any of its obligations under this Agreement; and (F) with respect to any Syndication by Veritech, at the time of any such Syndication, the Family Group Members of Veritech shall, collectively, own at least one-third of the beneficial economic interests in JAH Realties, L.P., a New York Limited Partnership, which presently owns 70% of the equity interests in Veritech; and






               (vii) Conditions to a Permitted Transfer. Notwithstanding the provisions of this Section 5(b), no Transfer of Interest shall be a Permitted Transfer unless, in each case, such Transfer of Interest (A) complies with all applicable federal and state securities and "Blue Sky" laws, (B) does not relieve such Member from any of its obligations under this Agreement, (C) does not require the registration of any membership interests or any other security under the Securities Act of 1933, as amended, (the "1933 Act"), (D) does not require the approval, license or permit of, or notification to, any regulatory authority with jurisdiction over OCC Access or OCC Local (unless all required approvals, licenses or permits have been obtained and are in full force and effect, or all such notifications have been made, in each case, to the satisfaction of the Company) and (D) prior to the consummation of any Permitted Transfer (x) the Company and each Member shall have received a notice from the Member proposing such Transfer of Interest stating the provision herein which permits such Transfer of Interest, the identity of such permitted assignee or transferee (any such person, regardless of the method of Transfer, being referred to herein as a "Transferee"), the expected closing date for such Transfer of Interest the amount of membership interest or equity interest proposed to be Transferred and, if such Transfer of Interest is to be effected by a Member pursuant to clause (iv), the purchase price or other consideration to be received in connection with such Transfer of Interest, if any, (y) the Company shall have received the opinion of its counsel that such Transfer of Interest does not require registration under the 1933 Act (which, for avoidance of doubt, does not include a notice to the Securities and Exchange Commission) or any applicable state securities or "Blue Sky" laws together with all documentation reasonably requested by the Company to evidence that such Transfer of Interest is permitted hereunder and to otherwise disclose the identity and financial condition of such Transferee and (z) any Transferee not a party hereto shall execute an appropriate document confirming that such Transferee takes such membership interests subject to the terms and conditions of this Agreement and assumes all of the obligations of the Member effecting such Transfer of Interest hereunder and with respect to such membership interests. The Company shall not give effect on its books to any Transfer or purported Transfer of membership interests held or owned by any Member to any Transferee unless each and all of the conditions hereof affecting such Transfer shall have been complied with.

          (c) Indemnity by Member for an Invalid Transfer of Membership Interests. In the event that any Member effects or purports to effect any Transfer of Interest other than a Permitted Transfer, then such Member shall indemnify and hold harmless the Company and each other Member from and against any and all liabilities or damages to such party by reason of such act including, without limitation, reasonable attorneys' fees and disbursements incurred by any such indemnified party in connection with any such act as and when such liabilities or damages are determined and such expenses are incurred.

     6.  Right of First Refusal.

          (a) Right of the Institutional Members. If, at any time, either Institutional Member has a bona fide written offer, including an offer which is a result of solicitation by such Institutional Member, for a Contingent Transfer other than a Transfer to another Member, for any or all of its membership interests (collectively, the "Third Party Offered Interest") and such Institutional Member (the "Selling Institutional Member") desires to accept such offer, such Selling Institutional Member shall give a prompt notice regarding such proposed Contingent Transfer (a "Notice of Offer") to the other Institutional Member (the "FR Member") and each other Member which notice shall contain: (i) a true and complete copy of such offer; (ii) the Percentage Membership Interests proposed to be sold; (iii) the identity of such third party purchaser and its controlling Affiliates; (iv) reasonable and sufficient evidence that such third party purchaser has a financial net worth sufficient to consummate the proposed Permitted Transfer (it being acknowledged and agreed that if the FR Member does not dispute the reasonableness and sufficiency of such information by delivering a notice to the Selling Institutional Member to such effect within ten (10) business days after the delivery of the Notice of Offer that such information shall be deemed to satisfy the requirements of this clause (iv)); (v) the proposed Third Party Price; and (vi) the other material terms and conditions of such offer including, without limitation, any promissory notes included in such Third Party Price and the proposed date of closing.




          (b) Acceptance Period. For a period of ten (10) business days after receipt of the Notice of Offer (the "FR Acceptance Period"), the FR Member shall have the right, but not the obligation (the "FR Right"), to purchase all, but not less than all, of the Third Party Offered Interest from the Selling Institutional Member in accordance with the provisions of this Section 6 at a purchase price equal to the Third Party Price. The FR Member may exercise its FR Right by providing a notice (the "FR Acceptance Notice") to such effect to the Selling Institutional Member and each General Member on or prior to the expiration of the FR Acceptance Period and specifying the proposed date for the closing of the purchase and sale of the Third Party Offered Interest (the "FR Closing Date") which date shall not be later than (x) sixty (60) days after the date that the Notice of Offer is delivered, if the FR Member is RSI, or (y) one hundred and eighty (180) days after the date that the Notice of Offer is delivered, if the FR Member is Veritech.

          (c) FR Deposit. Upon exercise of its FR Right, the FR Member shall deliver a deposit (the "FR Deposit") to the Selling Institutional Member on or prior to five (5) business days after the delivery of the FR Acceptance Notice, which deposit shall be as set forth below:

               (i) if Veritech is the FR Member, the FR Deposit shall equal the greater of (x) 5% of the aggregate Third Party Price or (y) $300,000 (but not in excess of the aggregate Third Party Price). The FR Deposit shall consist of (x) a certified check (the "Cash Deposit") payable to the order of RSI in an amount equal to not less than the lesser of the amount of the FR Deposit or $1,000,000 and (y) either (A) a first priority security interest in, and pledge of, a percentage of Veritech's membership interest such that the product of (1) the aggregate Third Party Price divided by (2) the Percentage of Membership Interest represented by the Third Party Offered Interest multiplied by (3) Veritech's Percentage Membership Interest pledged to the Selling Institutional Member is equal to 1.5 times the amount that the FR Deposit exceeds the amount of the Cash Deposit, if any, or (B) a second priority security interest in, and pledge of, all of the membership interests of the FR Member, if the amount of the FR Deposit is greater than the amount of the Cash Deposit actually paid.




               (ii) if RSI is the FR Member, the FR Deposit shall equal 5% of the aggregate Third Party Price for the Third Party Offered Interest consisting of (x) a Cash Deposit payable to the order of Veritech in an amount equal to not less than the lesser of the amount of the FR Deposit or $3,000,000 and (y) either (A) a first priority security interest in, and pledge of, a percentage of RSI's membership interest such that the product of (1) the aggregate Third Party Price divided by (2) the Percentage of Membership Interest represented by the Third Party Offered Interest multiplied by (3) RSI's Percentage Membership Interest pledged to the Selling Institutional Member is equal to 1.5 times the amount that the FR Deposit exceeds the amount of the Cash Deposit, if any, or (B) a second priority security interest in, and pledge of, all of the membership interests of the FR Member, if the amount of the FR Deposit is greater than the amount of the Cash Deposit actually paid.

               (iii) if an FR Member is required to deliver to the Selling Institutional Member a security interest in, and pledge of, any of its membership interests, it will execute and deliver such documents (including, without limitation, UCC Financing Statements) as are reasonably required by the Selling Institutional Member to the Selling Institutional Member at its address specified in Section 28. It is acknowledged and agreed that any security interest in, and pledge of, membership as collateral security provided in this Section shall be limited for the purpose of providing collateral for the amount of the FR Deposit which is in excess of the Cash Deposit, if any. Accordingly, the Selling Institutional Member's right and interest in the FR Member's membership interest shall be limited to the Deposit Defaulted Interests of the FR Member.

               (iv) it is acknowledged and agreed that, except as expressly provided below, the FR Deposit is intended to be a non-refundable deposit to secure the obligations of the FR Member. Accordingly, if the FR Member fails to purchase the Third Party Offered Interest on the FR Closing Date, other than as a result of an Excused Condition, then: (A) the Selling Institutional Member shall retain the Cash Deposit and the Deposit Defaulted Interests as liquidated damages for the harm (which harm is acknowledged to not be readily measurable in damages) caused by the failure of the FR Member to timely conclude such purchase and, to the extent that a portion of the FR Deposit constituted a pledge of membership interests, the Deposit Defaulted Interests shall be transferred to the Selling Institutional Member and any membership interests included in the FR Deposit other than the Deposit Defaulted Interests shall be returned to the FR Member; and
          (B) the FR Member shall promptly upon request vote all of its membership interests in favor of a transaction for the sale of the entire Company (whether by a merger, consolidation, recapitalization, sale of assets or membership interests or otherwise) to be consummated within 180 days after the FR Closing Date at an aggregate value of not less than ninety-five (95%) percent of the Third Party Price divided by the Percentage of Membership Interest represented by the Third Party Offered Interest (e.g., the value of the Company using the Third-Party Price) if the Selling Institutional Member votes its membership interests (or causes the directors designated by the Selling Institutional Member to vote) in favor of such transaction.




          (d) Exercise of FR Right. Subject to Section 7, upon exercise of its FR Right, the Selling Institutional Member shall be obligated to sell all, but not less than all, of the Third Party Offered Interest to the FR Member, and the FR Member shall be obligated to purchase all, but not less than all, of: (i) the Third Party Offered Interest from the Selling Institutional Member; and (ii) the Tag-Along Interest of each General Member, if any, simultaneously on the FR Closing Date, in each case, at a price equal to the Third Party Price; provided, that, at the sole discretion of the FR Member, the payment of the aggregate Third Party Price may be on the terms and conditions stated in the Notice of Offer including by the issuance of any promissory notes described therein ("FR Notes"). Each Member shall use all commercially reasonable efforts to secure any approvals required to be obtained by such Member for the consummation of the purchase and sale of such membership interests.

          (e) Failure to Exercise FR Right or Failure to Close after Exercise. In addition to the rights granted to the Selling Institutional Member under
Section 6(c)(iv), if the FR Member: (i) does not exercise its FR Right hereunder with respect to all, but not less than all, of the Third Party Offered Interest within the FR Acceptance Period; (ii) does not deliver the FR Deposit to the Selling Institutional Member in accordance with Section 6(c); or (iii) otherwise fails to purchase such membership interest on or prior to the FR Closing Date other than as a result of an Excused Condition, then:

               (A) If an FR Acceptance Notice was not delivered, the Selling Institutional Member shall be free (subject to any Tag-Along Rights of the Members as provided for in Section 7) to sell the Third Party Offered Interest at the price and upon the terms specified in the Notice of Offer within sixty (60) days after the expiration of the FR Acceptance Period and in compliance with the provisions of Section 5;

               (B) If an FR Acceptance Notice was delivered but the FR Deposit was not delivered to the Selling Institutional Member in accordance with Section 6(c), the Selling Institutional Member shall be free (subject to any Tag-Along rights of the Members as provided for in Section 7) to sell the Third Party Offered Interest at a price not less than ninety-five (95%) percent of the Third Party Price within one hundred twenty (120) days after the five (5) business days specified in Section 6(c) and in compliance with the provisions of
          Section 5; and




               (C) If an FR Acceptance Notice and the FR Deposit was delivered, the Selling Institutional Member shall be free (subject to any Tag-Along Rights of the Members as provided for in Section 7) to sell the Third Party Offered Shares at a price not less than ninety-five (95%) percent of the Third Party Price within one hundred eighty (180) days after the earlier to occur of (x) the date a notice is delivered by the FR Member to the Selling Institutional Member specifying that the FR Member will not purchase the Third Party Offered Interest on the FR Closing Date or (y) the proposed FR Closing Date and in compliance with the provisions of Section 5.

               If the Selling Institutional Member does not consummate the sale of the Third Party Offered Interests within the applicable time period specified above, then the provisions of this Section 6 shall again apply, and no sale of membership interests shall be made otherwise than in accordance with the terms of this Agreement.

          (f) FR Right  Closing.  On the FR Closing  Date at the  offices of the
Company: (i) the FR Member shall pay the aggregate Third Party Price (less the Cash Deposit actually received by the Selling Institutional Member) to the Selling Institutional Member by wire transfer of immediately available funds (or, if the Notice of Offer permits FR Notes, an amount equal to the sum of cash and the principal amount of the FR Notes); and (ii) the Selling Institutional Member shall deliver to the FR Member (x) an assignment of the Third Party Offered Interest in a form and substance reasonably acceptable to the FR Member and assign and transfer all, but not less than all, of the Third Party Offered Interest free and clear of any Liens (but such membership interests shall continue to be subject to the provisions of this Agreement) and (y) a release of the non-cash portion of the FR Deposit and all documents delivered to it in connection therewith. If any Tag-Along Member has exercised his or its Tag-Along Right in accordance with Section 7, then on the FR Closing Date at the offices of the Company simultaneously with the closing of the purchase of the Third Party Offered Interest (x) the FR Member shall pay an amount of cash (or, if the Notice of Offer permits FR Notes, an amount equal to the sum of cash and the principal amount of the FR Notes), equal to the amount of the Tag-Along Interest of each such Tag-Along Member valued at the Third Party Price of such Tag-Along Interest and (y) each such Tag-Along Member shall deliver the to the FR Member an assignment of the Tag-Along Interest of such Tag-Along Member in a form and substance reasonably acceptable to the FR Member and assign and transfer all, but not less than all, of the Tag-Along Interests of such Tag-Along Member free and clear of any Liens (but such membership interests shall continue to be subject to the provisions of this Agreement).

          (g) Proposed Sale by a General Member

               (i) General Member Offered Interest. If, at any time, a General Member has a bona fide written offer, including an offer which is a result of solicitation by such General Member, to effect a Contingent Transfer for any or all of his or its membership interests (collectively, the "General Member Offered Interest") and such General Member desires to accept such offer, such General Member shall promptly give a Notice of Offer (which shall include the items set forth in clauses (a)(i) through (vi), inclusive, of Section 6) to each Institutional Member.




               (ii) IM Acceptance Period. For a period of ten (10) business days after receipt of the Notice of Offer (the "IM Acceptance Period"), each Institutional Member shall have the right, but not the obligation (the "IM Refusal Right"), to purchase all, but not less than all, of each Institutional Member's pro rata share of each such General Member Offered Interest (each, an "IM Share") in accordance with this Section 6. Each Institutional Member may exercise its right to purchase all, but not less than all, of its IM Share of the General Member Offered Interest by providing a notice to such effect (the "IM Acceptance Notice") to such General Member and the other Institutional Member on or prior to the expiration of the IM Acceptance Period, together with a cash deposit (a "ROI Deposit") in an amount equal to five (5%) percent of the aggregate purchase price for the IM Share of such General Member Offered Interest (determined as set forth below) to be purchased by such Institutional Member (such deposit to be retained by such General Member as liquidated damages in the event that such Institutional Member fails to timely consummate the purchase of such membership interests for any reason other than an Excused Condition).

               (iii) Exercise of the Purchase Right by each Institutional Member. Upon exercise of the IM Refusal Right and delivery of the ROI Deposit by an Institutional Member, each such General Member shall be obligated to sell all, but not less than all, of the IM Share of the General Member Offered Interest to such Institutional Member and such Institutional Member shall be obligated to purchase all, but not less than all, of its IM Share of the General Member Offered Interest on the date that is specified in the Notice of Offer, but in any event, not earlier than sixty (60) days after the date that the IM Acceptance Notice is delivered (the "IM Closing Date") at a purchase price equal to the Third Party Price of such General Member Offered Interest. Each such Member shall use all commercially reasonable efforts to secure any approvals required to be obtained by such Member for the consummation of the purchase and sale of such membership interests.

               (iv) Exercise of the Purchase Right by one Institutional Member. If one but not both Institutional Members exercises its IM Refusal Right and delivers its ROI Deposit on or prior to the IM Acceptance Period, then such General Member shall promptly deliver a notice to such effect to the exercising Institutional Member and within five (5) business days after the date such notice is delivered such exercising Institutional Member shall have the right, but not the obligation, to purchase the IM Share of such General Member Offered Interest of the non-exercising Institutional Member by providing a notice to such effect to such General Member on or prior to the expiration of such five
(5) business day period together with the ROI Deposit applicable to such IM Share. Upon delivery of such notice and ROI Deposit, such General Member shall be obligated to sell all, but not less than all, of such General Member Offered Interest to such exercising Institutional Member and such exercising Institutional Member shall be obligated to purchase all, but not less than all, of such General Member Offered Interest on the IM Closing Date at a purchase price equal to the Third Party Price of the General Member Offered Interest. Each General Member Transferring a General Member Interest and such exercising Institutional Member shall use all commercially reasonable efforts to secure any approvals required to be obtained by such Member for the consummation of the purchase and sale of such membership interests.




               (v) Failure to Exercise the IM Refusal Right in Full. If one or both Institutional Members do not elect to purchase all, but not less than all, of such General Member Offered Interest in accordance with this Section 6(g), or if such Institutional Member(s) otherwise fail to purchase such membership interest on or prior to the IM Closing Date other than as a result of a Excused Condition, then

               (A) if each Institutional Member did not exercise its IM Refusal Right, then such General Member shall be free to sell such General Member Offered Interest other than the IM Share of the General Member Offered Interest of any exercising Institutional Member at the Third Party Price of such membership interest and upon the terms specified in the Notice of Offer within sixty (60) days after the expiration of such ten (10) business day period and in compliance with the provisions of Section 5; and

               (B) if an IM Acceptance Notice was delivered and the ROI Deposit was delivered to such General Member in accordance with this Section 6(g) and one or both Institutional Members failed to purchase its IM Share of the General Member Offered Interest on the IM Closing Date other than as a result of an Excused Condition, then such General Member shall be free to sell such General Member Offered Interest other than the IM Share of the General Member Offered Interest of non-defaulting Institutional Member at a price equal to not less than ninety-five (95%) percent of the Third Party Price of such membership interest within one hundred and eighty (180) days after the expiration of the IM Closing Date and in compliance with the provisions of
          Section 5.

          If such General Member proposing to Transfer a General Member Interest does not consummate the sale within the applicable period specified above, then the provisions of this Section 6 shall again apply, and no sale of membership interests shall be made otherwise than in accordance with the terms of this Agreement.




               (vi) Closing of the General Member Sale. On the date specified for the closing of the purchase and sale of a General Member Offered Interest (or an IM Share) at the offices of the Company (x) the Institutional Member purchasing such General Member Offered Interest (or an IM Share) shall pay to the General Member Transferring such General Member Interest an aggregate amount equal to the General Member Offered Interest (or such IM Share) valued at the Third Party Price of such membership interests (less the amount of the ROI Deposit actually paid to the General Member Transferring the General Member Interest) for the General Member Offered Interest (or such IM Share) by wire transfer of immediately available funds and (y) the General Member Transferring such General Member Interest shall deliver to such Institutional Member an assignment of such General Member Offered Interest (or such IM Share) in a form and substance reasonably acceptable to such Institutional Member and assign and transfer all, but not less than all, of such General Member Offered Interest (or such IM Share) free and clear of any Liens (but such membership interests shall continue to be subject to the provisions of this Agreement).

     7.  Tag-Along Rights.

          (a) Qualifying Sale. If one or more Members proposes to effect a Contingent Transfer of any or all of its membership interests then, each other Member shall have such rights (the "Tag-Along Rights") as are set forth below:

               (i) If the Member proposing to sell all or part of its membership interest (the "Selling Member") is an Institutional Member, then each Tag-Along Member may require, and the selling Institutional Member shall cause, such third party purchaser or Institutional Member to purchase from him or it all, but not less than all, of the Tag Along Interest of such Tag-Along Member.

               (ii) An Institutional Member with Tag-Along Rights with respect to a Third Party Offer with respect to which it exercised its FR Right (a "Specified Sale") and either: (A) failed to deliver the applicable FR Deposit in accordance with Section 6(c); or (2) otherwise failed to purchase all of such Third Party Offered Interest on the FR Closing Date other than as a result of an Excused Condition, shall have a Tag-Along Right with respect to the sale of such Third Party Offered Interest (e.g. the membership interests applicable to the Specified
          Sale) if (1) such Third Party Offered Interest are sold by the Selling Member in accordance with Section 6(e)(B) or 6(e)(C) and (2) if the Selling Member in connection with the Specified Sale did not receive the applicable FR Deposit at the closing of the sale of such Third Party Offered Interest the Selling Member is paid an amount equal to the sum of (I) the Cash Deposit applicable to the Specified Sale and
          (II) the amount of cash equal to the Deposit Defaulted Interests applicable to the Specified Sale, if any, valued at the purchase price of the Third Party Offered Interest sold by the Selling Member in accordance with Section 6(e)(B) or 6(e)(C).

               (iii) It is acknowledged and agreed that the Tag-Along Rights provided by this Section 7 do not limit or restrict the Participation Rights provided by Section 15.




          (b) Notice of Transfer. A Selling Member shall deliver a notice to the Company and each other Member of each proposed sale of all or part of a membership interest (the "Notice of Transfer") at least fifteen (15) business days prior to the closing of such purchase and sale. A Notice of Transfer shall contain the information required to be included in a Notice of Offer and a statement that the third party purchaser has been informed of the Tag-Along Rights provided for in this Section 7 and has agreed in writing to purchase the membership interest in accordance with the terms of this Agreement including, without limitation, the Tag-Along Rights provided by this Section 7.

          (c) Exercise of Tag-Along Rights. A Tag-Along Right may be exercised by a Tag-Along Member by delivery of a notice to the Company and the Selling Member to such effect (the "Tag-Along Notice") within ten (10) business days after receipt of the Notice of Transfer. The Tag-Along Notice shall state the Percentage Membership Interest of such Member to be sold to such third party purchaser or the purchasing Institutional Member. Any membership interest purchased from a Member pursuant to this Section 7 shall be at a price and upon such other terms which are no less favorable to such Member than that contained in the Notice of Transfer.

     8.  Bring-Along Rights.

          (a) Sale by Institutional Members. If the Institutional Members propose to sell all or a pro rata portion of their respective membership interests to the same third party purchaser(s) or its Affiliates which, in each case, are not an Affiliate of either Institutional Member (whether resulting from the exercise of their respective Tag-Along Rights or otherwise), including a proposed sale of the Company by the sale or exchange of all or substantially all the Members' membership interests, a merger, consolidation, recapitalization or otherwise, such third party purchaser and each Institutional Member shall have the right, but not the obligation (the "Bring Along Right") upon five (5) business days' prior notice, to require each other Member (other than an Institutional Member) to participate in such sale in the same manner, at the same purchase price on the same closing date and on the same other terms and conditions as the Institutional Members, as follows:

               (i) if the proposed sale of membership interest is a sale of the entire Percentage Membership Interests held by the Institutional Members, such third party purchaser or the Institutional Members may require the General Members to sell all, but not less than all, of their respective membership interest to such third party purchaser;

               (ii) if the proposed sale of membership interest is a sale of less than all of the membership interests owned by the Institutional Members, such third party purchaser or the Institutional Members may require the General Members to sell the same percentage, but not less than the same percentage, of their respective membership interest as the Institutional Members propose to sell to such third party purchaser; and




               (iii) on the closing date specified for the purchase and sale of all or part of each General Member's membership interest (the "Bring Along Interest") pursuant to the exercise by such third party purchaser or an Institutional Member of its Bring-Along Right at the offices of the Company (x) the party purchasing such membership interest shall pay to each such General Member the aggregate purchase price for his or its Bring Along Interest on the same terms and conditions as regards the other Members by wire transfer of immediately available funds and (y) each such General Member shall deliver to such purchaser an assignment of such Bring Along Interest in a form and substance reasonably acceptable to such purchaser and assign and transfer all, but not less than all, of the Bring Along Interest of such Member free and clear of any Liens (but such membership interests shall continue to be subject to the provisions of this Agreement).

          (b) Sale by RSI After Default by Veritech. If RSI (but not any other Member) proposes to sell all, but not less than all, of its Percentage Membership Interest to a third-party purchaser which is not an Affiliate of RSI, and, at any time prior to the date of such proposed sale, Veritech shall have
(x) exercised its FR Right or Buy/Sell Right and (y) failed to timely close on its purchase of RSI's membership interest in contravention of its having exercised such FR Right or Buy/Sell Right, as the case may be (other than as a result of an Excused Condition) then upon five (5) business days prior notice by RSI if RSI shall have entered into a fully executed agreement for the consummation of such sale within 180 days after such failure by Veritech, Veritech shall be required to sell to a third party purchaser on the same terms and conditions (including the purchase price) as RSI, for all, but not less than all, of Veritech's Percentage Membership Interest, and RSI shall have Bring Along Rights as to each and any General Member in accordance with Section 8(a) above.

          (c) Sale of OCC. If the members in OCC have an obligation to transfer all or substantially all of their respective membership interests in OCC to a third party purchaser in a transaction approved by RSI (or its Affiliate), then:

               (i) such third party purchaser or RSI may require each Member to Transfer the same percentage, but not less than the same percentage, of its membership interest in the Company as the members in OCC propose to Transfer to such third party purchaser at a price and on such other terms and conditions approved by the RSI Designees, it being acknowledged and agreed that the amount to be received by each Member shall equal such Member's Percentage Membership Interest on the closing date of such Transfer multiplied by the aggregate price or consideration paid to all Members for all of the membership interests Transferred to such third party; and




               (ii) on the closing date specified for the Transfer of all or part of the membership interest in the Company of such Members pursuant to the exercise by such third party purchaser or RSI of its Bring-Along Right pursuant to this Section 8(c) at the offices of the Company (x) the third party acquiring such membership interests shall pay to each such Member the aggregate purchase price for the membership interests (computed as set forth above) to be Transferred in accordance with this Section 8(c) and (y) each Member shall deliver to such third party an assignment of such membership interest in a form and substance reasonably acceptable to such third party and assign and transfer all, but not less than all, of such membership interest free and clear of any Liens (but such membership interests shall continue to be subject to the provisions of this Agreement).

     9.  Governance.

          (a) Covenant by Each Member. Each Member hereby agrees to take, at any time and from time to time, all action necessary (including, without limitation, voting its membership interest (in person or by proxy), calling special meetings of the Board of Managers and the Members and executing and delivering written consents in lieu thereof) to effect the provisions of this Section 9.

          (b) Board of Managers.

               (i) Subject to the provisions of this Agreement (including, without limitation, Section 9(b)(x)), the Board of Managers shall have the exclusive power and authority including, without limitation, the power and authority customarily afforded the board of directors or the stockholders of a corporation incorporated in the State of Delaware to manage the business and affairs of the Company. In this regard, except as otherwise expressly provided herein (including, without limitation, Section 9(b)(x)), the Board of Managers shall have all power and authority to approve any transaction of the Company, manage, and direct the management and the business and affairs of, the Company including, without limitation, the power to terminate the employment, contract or arrangement of any officer, employee or agent of the Company (other than the Chairman and Vice Chairman). Any power not delegated by the Board of Managers pursuant to this Agreement shall remain with the Board of Managers. Approval of, or action taken by, the Board of Managers in accordance with the terms of this Agreement shall constitute approval of, or action by, the Company and shall be binding on the Members.

               (ii) During the Supermajority Effective Period, the requirements for a quorum for the transaction of any business at any meeting of the Board of Managers shall be a majority of the entire Board of Managers, but including at least one (1) RSI Designee and one (1) Veritech Designee, and, subject to the provision hereof, including Sections 9(c), 6(c)(iv) and 11(d), requirements for action of, or by, the Board of Managers shall be a majority as aforesaid of the entire Board of Managers.




               (iii)  During  the  Supermajority  Effective  Period,  subject to
          Section 9(b)(v), the Board of Managers of the Company and the Board of Managers (or similar body) of any direct or indirect subsidiary of the Company shall consist of the managers elected or appointed by RSI and Veritech in accordance with the terms and provisions of this Agreement. RSI and Veritech hereby agree that the Board of Managers shall consist of three designees of RSI (the "RSI Designees") and two designees of Veritech ("Veritech Designees") and that one of the initial Veritech Designees shall be Jon L. Halpern and one of the initial RSI Designees shall be Scott Rechler.

               (iv) During the Supermajority Effective Period, from time to time, the Board of Managers may be expanded or decreased only by the mutual agreement of RSI and Veritech; provided, that any such modification shall, unless otherwise agreed by RSI and Veritech, in their respective sole and absolute discretion, provide for 3:2 proportionate representation of the RSI and Veritech constituencies, respectively. The Board of Managers shall regularly examine the need to add managers and advise the Members of its recommendations.

               (v) During the Supermajority Effective Period, if a third party investor in the Company requires a designee on the Board of the Managers (a "Third Party Designee") and such investment is approved in accordance with Section 9(c), if applicable, and Section 9(b)(iv), then the Board of Managers shall be expanded so as to include such Third Party Designee and provide for 3:2 proportionate representation of the RSI and Veritech Member constituencies, respectively, and each of RSI and Veritech agree to elect or appoint each such designee.




               (vi) Each manager of the Board of Managers shall serve until the completion of his term (which term shall be for three (3) years), or until such earlier date as: (1) the removal of such manager with or without cause, by written notice of the Member entitled to elect or qualify such manager; or (2) his resignation, death or inability to serve. Any manager of the Board of Managers may resign at any time upon written notice to the Company. Upon the removal, resignation, death or inability to serve of a manager of the Board of Managers, the Member entitled to elect or appoint such manager may designate a successor who shall serve for the remainder of the term of the manager that he succeeds. Designation of a manager of the Board of Managers shall be effective upon the Company's receipt of notice thereof. The Chairman of the Board of Managers shall be Jon L. Halpern and the Vice-Chairman shall be Scott Rechler. Each such person shall continue in such officer capacity until the earlier date of: (1) the removal of such person from the Board of Managers by the Member entitled to designate such person; (2) his resignation, death or inability to serve; or (3) the election or appointment of his successor after his initial term of three (3) years provided that during the Supermajority Effective Period Veritech shall continue to have the right to designate the Chairman. The Chairman and Vice Chairman shall have no greater vote than any other manager of the Board of Managers and shall have an initial term of three (3) years.

               (vii) Regular meetings of the Board of Managers shall be held at least once each calendar quarter at the principal offices of the Company unless otherwise agreed by the managers on such dates as may be fixed from time to time by the managers. Special meetings of the Board of Managers may be called by the Chairman. The Vice Chairman may request that the Chairman call a special meeting of the Board of Managers and, if such meeting is not called by the Chairman within five (5) business days after such request, then the Vice Chairman may call a special meeting of the Board of Managers. Special meetings of the Board of Managers shall require at least forty-eight (48) hours' prior written or telephonic notice to all Members of the Board of Managers, unless such notice shall have been waived in writing by all of the Managers of the Board of Managers, which notice shall identify the purpose of the meeting or the business to be transacted. Each manager of the Board of Managers may vote by delivering his proxy to another manager of the Board of Managers. Managers of the Board of Managers may participate in a meeting of the Board of Managers by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear one another, and such participation shall constitute presence in person at such meeting. The Board of Managers may act without a meeting if the action taken is unanimously approved in writing by the managers; provided, that a notice specifying the actions taken in such consent is delivered to each manager within three (3) business days after the execution and delivery of such consent. The Board of Managers shall cause written minutes to be prepared of all actions taken by it, which minutes shall be made available to each Member and manager.




               (viii) RSI agrees that until thirty (30) months after the Effective Date, it shall cause each RSI Designee to consent to and approve each investment for wiring of Buildings; provided, that, in each case, that the forecasted internal rate of return (the
          "Projections") presented to management in connection with such Building, taking into account penetration rates, revenue projections and other applicable parameters is reasonably forecasted to be equal to not less than a 15% (the "IRR Benchmark") for any such Building. For purposes of determining the IRR Benchmark, total investment costs ("Total Investment Costs") shall mean the infrastructure costs of bringing a Building on-line, including all vendor costs for labor and material for wiring, hardware and software in such Building and cash flow revenue ("Cash Flow Revenue") shall mean all revenues received from the applicable Buildings, including internet, telephone and VPN charges less the cost of sale expenses of these sales, including tenant sales commissions, CLEC share charges and landlord share charges, if any. If from and after 12 months after the Effective Date, the parameters for Buildings on line for all of the 12 calendar months prior to the date of determination (the "Stabilized Buildings") are materially different from those set forth in the Projections for such Buildings, then, with respect to consent and approvals sought for new Buildings, the Board of Managers may apply to the Projection presented for such new Building the actual penetration, revenue and other applicable parameters resulting from the Stabilized Buildings at such time and if in utilizing such parameters the Projections for such new Building is forecasted at less than the IRR Benchmark, the RSI Designees shall not be required to approve such projects but shall act reasonably in their determination. The parameters utilized in the Projections for Stabilized Buildings (adding additional Buildings as they reach the stabilization timing threshold) for purposes of this Section shall be updated on a monthly basis.

               (ix) Except as set forth in any employment agreement or as otherwise expressly set forth in this Agreement (including, without limitation, Section 21), neither the Chairman, the Vice Chairman nor any manager (unless he is a Third Party Designee) shall be entitled to compensation or other remuneration for his service to the Company, whether in such capacity or otherwise, other than reimbursement of reasonable and customary expenses for the discharge of their respective duties hereunder and participation in the Company Option Plan; provided, that RSI and Veritech shall in good faith consider and evaluate the compensation of managers (including the compensation of the Chairman and Vice Chairman) in the event of a significant capital event, including a recapitalization or sale of equity interests to a third party, or the significant growth of the Company, so that the managers receive compensation commensurate with that of directors, managers or executives of similarly situated companies engaged primarily in a business similar to that of the Company's Business.




               (x) Subject to Section 9(c) and duly adopted resolutions of the Board of Managers, and Section 9(b)(xii) as to senior management employment agreements, the Chairman (or the executive officers as directed by the Chairman) shall have the full authority to direct and carry on the day-to-day business, activities and operations of the Company, including, without limitation, the hiring and terminating of employees and officers, opening and closing bank accounts, leasing office space and other facilities, authorization, execution and delivery of contracts in the name and stead of the Company, retention of consultants, agents and accountants, development of policies and procedures, business plans and business strategies; provided, that, the Board of Managers and the Chairman shall cause the business and commercial activities of the Company to be limited to the Business unless otherwise modified in accordance with Section 9(c); provided, further, that in the event expenditures by the Company are not made in accordance with each of the requirements of the Plan, RSI shall upon delivery of a notice to Company have the right, but not the obligation, through the Vice-Chairman designated by RSI to cause the Company to make expenditures (including providing its services and Equipment) with respect to any Building selected by RSI, provided, that the expenditures to be made and services and equipment to be provided are in accordance with the Plan. Notwithstanding the provisions of this paragraph to the contrary, the selection of accountants and all financial reporting and tax matters pertaining to the Company shall be subject to the approval of RSI, which approval shall not be unreasonably withheld.

               (xi) The Board of Managers shall adopt on behalf of the Company a company option or phantom interest plan (the "Company Option Plan") in form and substance as shall be mutually agreed by RSI and Veritech, it being acknowledged and understood that such Company Option Plan shall, at a minimum, contain the following provisions: (1) the Company Option Plan shall represent 15% of the aggregate equity interests in the Company (which as of the Effective Date is deemed to have a capitalization equal to $10,800,000); (2) 20% of the interests (the "RSI Share") in the Company Option Plan shall be allocated to employees and directors of RSI who are managers or otherwise a part of the executive management of the Company in some capacity, and awarded to such individuals by the RSI Board of Directors; (3) 80% of the interests (the "Management Share") in the Company Option Plan shall be awarded to the existing management of the Company, including Jon L. Halpern and to employees; (4) if the actual net profits of the Company and other performance factors contemplated by the Plan exceed the results contemplated by the Plan, as determined in the reasonable discretion of both RSI and Veritech, then the equity interests of the Company Option Plan as a percentage of the aggregate equity interests in the Company shall be increased in accordance with the provisions of the Company Option Plan; (5) RSI and Veritech shall, in their reasonable discretion, mutually determine the award of the Company Option Plan interests to senior management of the Company, including the performance benchmarks, option strike prices and other threshold factors for senior management to be awarded such interests.




               (xii) Employment Agreements, and any amendments or modifications thereof, shall be executed and delivered with respect to the former Veritech's senior management employees to be employed by the Company, or such other individuals in replacement of such individuals as shall be mutually agreed by RSI and Veritech, on such terms and conditions as shall be mutually agreed by RSI and Veritech, it being acknowledged and agreed that Veritech shall negotiate such agreements in good faith but shall have no liability if any such agreement is not executed and delivered on or prior to the Effective Date.

               (xiii)   Veritech   agrees  to  provide  to  the  Company  sales,
          management, marketing, technical, administrative and other services which are reasonably requested from time to time by the Company. Such services shall be provided by Veritech without any compensation in addition to the rights and benefits of Veritech's membership interest; provided, however, that the Company shall reimburse Veritech for all reasonable and customary expenses, fees and other disbursements incurred by Veritech as a result of providing such services promptly upon request and presentment of appropriate documentation, such expenses, fees and disbursement to include, without limitation, personnel and employee salaries and related expenses (other than indirect overhead expenses or charges).

          (c) Significant Decisions. Notwithstanding any provisions contained in this Agreement to the contrary, during the Supermajority Effective Period, no act shall be taken, sum expended, decision made or obligation incurred by or on behalf of the Company except with the affirmative consent (a "Supermajority Vote") of at least one (1) RSI Designee and one (1) Veritech Designee with respect to any of the following matters set forth in this Section 9(c) (each, a "Significant Decision"), unless (x) Veritech shall have not accepted the RSI Put Offer, or Veritech has accepted the RSI Put Offer, but did not consummate the purchase of RSI's membership interest thereunder (other than as a result of an Excused Condition) (y) Veritech shall have consummated a Syndication which results in a breach of or default under the terms and provisions of Section 5(b) or (z) the Syndicate Representative of the Veritech membership interests is not the person specified in Section 5(b)(vi):

               (i) The voluntary liquidation or dissolution (including the filing of a Certificate of Dissolution with the Delaware Secretary of State) of the Company or the winding-up the business of the Company; provided, that a Supermajority Vote shall not be required for such actions from and after the date that the Company has Employed the RSI Funds, it being acknowledged that in such event Veritech may avoid dissolving the Company by exercise of the Veritech Call Right in accordance with Section 14.




               (ii) Except as provided by the Intercompany Agreement dated the date hereof by and between the Company and OCC and by the RSI Subordinated Note, any transaction between the Company (on the one hand) and RSI or Veritech or any of their respective Affiliates (on the other hand) including, without limitation, the use of any Affiliate for outsourcing of administrative matters, treasury functions, construction (wiring services), wiring of a Building owned or leased by RSI or any of its Affiliates, or architectural or other professional or administrative functions, which requires the Company to pay or distribute any cash amounts or incur any indebtedness other than: (1) distributions made in accordance with Section 18, (2) such other transactions in which RSI or Veritech or any such Affiliate is acting solely in its capacity as a Member of the Company or exercising its rights as a Member under the Act or this Agreement (including the payment of the fees and disbursements of Nominated Investment Banks in connection with the determination of the fair market value of the Company or the membership interests of any Member), (3) the transactions approved in accordance with Section 12 between the Company and any Building owned, leased or managed by RSI or any of its Affiliates or (4) any transaction or transactions which during any fiscal year of the Company requires a payment, distribution or incurrence by the Company or any such Affiliate of an aggregate amount of not more than $20,000;

               (iii) The issue and sale of any equity interests (including phantom interests) in the Company or the grant of any securities, options, warrants, rights or other equity or debt obligations which are or may be converted or exchanged for any equity interests or interests other than in accordance with Section 11, the Company Option Plan or the conversion of the RSI Subordinated Note into a membership interest in the Company, which (x) with respect to any transaction exceeds in the aggregate 15% of the aggregate membership interests of the Company on a fully diluted basis immediately prior to such transaction or (y) with respect to all such transactions (other than those transactions which have been previously approved in accordance with this Section 9(c)(iii)) exceeds in the aggregate 25% of the aggregate membership interests of the Company on a fully diluted basis immediately prior to such transaction;

               (iv) The offer and sale of any securities in the Company to any investor who, in addition to the purchase price for such securities, is reasonably likely to provide an opportunity for meaningful synergies to the Company through a material service or client base;

               (v) The expansion of the Board of Managers of the Company other than pursuant to Sections 9(b)(iv)and (v);




               (vi) A change in organizational or tax structure of the Company or any other action which would have a material adverse tax consequence to either RSI or Veritech in their capacity as a member in the Company;

               (vii) The hiring (but not terminating) of the (x) Chief Executive Officer or Chief Operating Officer (whichever office has superior authority and responsibilities) or (y) Chief Financial Officer of the Company;

               (viii) Commencing any business or line of business other than the Business of the Company or conducting any business which is inconsistent with the Plan or making any material changes to (x) the nature of the Business or (y) the Certificate of Formation of the Company;

               (ix) Changing the name of the Company;

               (x) The incurrence of any indebtedness of the Company or the refinancing of any such indebtedness which, on a pro forma basis after giving effect to any such proposed transaction, results in a consolidated ratio of total debt to total equity that is less than 50% or more than 75% at the time of any such incurrence;

               (xi) The filing of a registration statement with the Securities and Exchange Commission registering any membership interests, or common stock exchanged therefor, or other equity securities of the Company or any direct of its direct or indirect subsidiaries;

               (xii) The recapitalization, exchange, conversion or redemption of the equity of the Company other than in accordance with the terms and provisions of this Agreement;

               (xiii) The merger or consolidation of the Company or the sale of all or substantially all of the assets of the Company (other than pursuant to Section 6(c)(iv)); provided, however, that any such transaction may be approved by the vote or consent of the RSI Designees if at any time on or prior to the date of such proposed transaction: (A) Veritech shall have (x) exercised its FR Right or Buy/Sell Right and (y) failed to purchase the membership interest of RSI with respect to such FR Right or Buy/Sell Right, other than as a result of an Excused Condition; or (B) the Board of Managers of OCC shall have adopted any such merger, consolidation or sale of OCC (or its assets) to the same third party (or any of such third party's Affiliates) and the managers of OCC designated by RSI (or any of its Affiliates) voted in favor of, or consented to, any such transaction.




               (xiv) Any transaction which results in the Members (as a group) no longer controlling the management and affairs of the Company whether by the ownership of equity securities, contract or otherwise;

               (xv) The equity investment in, or the acquisition of any business which will be managed and serviced by the Company in a manner consistent with past practices; or

               (xvi) The merger or incorporation of all or part of the operations of the Company or any direct or indirect subsidiary of the Company, including, without limitation, bookkeeping and accounting operations, into the operations of RSI or any of its Affiliates.

          (d) Leverage of the Company. It is acknowledged and agreed that prior to the date that the Securities and Exchange Commission declares effective a registration statement that registers any membership interest or other equity securities in the Company under the 1933 Act, the parties hereto intend to the extent commercially reasonable that the Company shall be leveraged with third party non-recourse financing (except for recourse as to the Company itself), at a ratio of assets to liabilities comparable to that of companies (or division's or segments thereof) engaging primarily in a business similar to the Company's Business, it being acknowledged and agreed that under no circumstances shall any Member be liable for any such indebtedness and that the Board of Mangers shall attempt to utilize purchase money financing when commercially practical and advantageous. Accordingly, prior to an IPO by the Company, the Company shall use its commercially reasonable efforts to obtain such financing (whether unsecured or secured, by asset based financing, securitization, sale-leaseback transactions or otherwise). Without limiting the generality of the foregoing, the Board of Managers shall in good faith attempt to structure asset acquisitions (e.g., Equipment) and investments of the Company so that between 50% and 75% of the net purchase price (including taxes, fees, installation and other related fees and disbursements) of such assets or investments are financed by the Company (whether on an unsecured or secured basis, by a third party financing or purchase money financing, it being acknowledged that vendor financing will be pursued when and to the extent feasible).

     10.  Deadlock Regarding Significant Decisions; Buy/Sell Option.

          (a) Buy/Sell Right. Subject to Section 10(i), each Institutional Member shall have the right (the "Buy/Sell Right") to cause (x) the sale of all of such Institutional Member's membership interest or (y) the purchase of all of the other Institutional Member's membership interest in the event of a Deadlock (but other than an affiliate transaction in accordance with Section 9(c)(ii) or a change in the name of the Company in accordance with Section 9(c)(ix)) regarding a Significant Decision upon the terms and conditions set forth in this
Section 10.




          (b) Significant Decision Deadlock. If an Institutional Member (the "Initiating Member") requests the approval of a Significant Decision by the other Institutional Member (the "Deciding Member") and such Significant Decision is not approved by the Supermajority Vote on or prior to five (5) business days after such request (a "Deadlock") because the Deciding Member did not vote or execute a written consent in favor of such Significant Decision, whether at a meeting of the Board of Managers duly called in accordance with this Agreement or by an action by written consent in lieu thereof, then on or prior to thirty
(30) days after the expiration of such five (5) business day period the Initiating Member shall be entitled to deliver a notice (the "Warning Notice") to the Deciding Member specifying in such notice the Significant Decision that is the subject of such Deadlock and that the Initiating Member intends to deliver to the Deciding Member a notice (the "Buy/Sell Notice") requiring the Deciding Member to (x) purchase all, but not less than all, of the membership interests of the Initiating Member or (y) sell to the Initiating Member all, but not less than all, of the membership interests of the Deciding Member, in each case, at a stated cash purchase price, equal to the value of the Company as stated in the Buy/Sell Notice (the "Buy/Sell Value", i.e., the aggregate value of the Company) multiplied by the Percentage Membership Interest to be purchased, which purchase shall be paid on the Buy/Sell Closing Date; provided:

               (i) that concurrently with the delivery of a Warning Notice, the Initiating Member shall provide a notice (the "Sealed Price Notice") to an investment bank listed on Schedule A attached hereto (each, a "Nominated Investment Bank") specifying the Buy/Sell Value as determined by the Initiating Member, in its sole discretion , it being acknowledged and agreed that the Nominated Investment Bank shall be instructed to: (A) read the Sealed Price Notice for the limited purpose of verifying that such notice has included a Buy/Sell Value; (B) promptly provide a notice to each Institutional Member if such notice does not include such Buy/Sell Value; (C) hold such Buy/Sell Value and all other information included in the Sealed Price Notice in strict confidence; and (D) not disclose such Buy/Sell Value to the Deciding Member except pursuant to Section 10(d).

               (ii) if a Deadlock is with respect to the Significant Decision described in Section 9(c)(xiii) (merger, consolidation or asset sale) and such Member or any of its Affiliates is a member in OCC and would be entitled to an OCC Buy Sell Right under the OCC LLC Agreement with respect to any such transaction, then, such Institutional Member shall not be permitted to deliver a Warning Notice or a Buy/Sell Notice hereunder unless such Member (or such Affiliate) simultaneously delivers a Warning Notice and Buy/Sell Notice pursuant to the terms and provisions of the OCC LLC Agreement.

          (c) Other Events Triggering a Buy/Sell Right.




               (i) In the event Veritech effects a Transfer of Interest to a Pledgee other than as permitted pursuant to the terms of Section 5(b)(v), RSI shall have the right, but not the obligation, to deliver a Buy/Sell Notice to Veritech and such Pledgee (without the requirement to deliver a Warning Notice or a Sealed Price Notice) at any time prior to the date that is three (3) months after the date RSI receives notice of such Transfer of Interest. For the purposes of this Agreement, if RSI so delivers a Buy/Sell Notice to Veritech, RSI shall be the Initiating Member and the Pledgee or Veritech (or both, whichever person holds such membership interest) shall be the Deciding Member.

               (ii) If an Institutional Member (or any of its Affiliates) exercises an OCC Buy Sell Right, then simultaneously with the delivery of a Warning Notice and Buy/Sell Notice under the OCC LLC Agreement such
Institutional Member shall deliver a Warning Notice and Buy/Sell Notice hereunder. For the purposes of this Agreement, the Institutional Member which is required to exercise its Buy/Sell Right pursuant to this Section 10(c)(ii) shall be the Initiating Member and the other Institutional Member shall be the Deciding Member.

          (d) Delivery of the Buy/Sell Notice. Upon receipt of a Warning Notice, the Deciding Member shall have three (3) business days to approve such Significant Decision or otherwise amicably resolve such Deadlock. In the event that the Deadlock which is the subject of the Warning Notice has been amicably resolved within such three (3) business day period, then the Initiating Member shall not have the right to deliver a Buy/Sell Notice with respect to such Deadlock and shall instruct the Nominated Investment Bank which received the Sealed Price Notice to return or destroy such notice. In the event that at the close of business at the end of such three (3) business day period, the Deadlock has not been resolved by a writing signed and delivered by both Institutional Members, the Initiating Member shall deliver a Buy/Sell Notice to the Deciding Member which notice shall specify a Buy/Sell Value (which shall be equal to the Buy/Sell Value specified in the Sealed Price Notice) and, if a Buy/Sell Notice is so delivered, instruct the Nominated Investment Bank which received the Sealed Price Notice to deliver by telecopier and First Class U.S. Mail such Sealed Price Notice to the Deciding Member. In the event the Deadlock is not amicably resolved within such three (3) business day period and the Buy/Sell Notice is not actually delivered for any reason it nonetheless shall be deemed delivered by the prior delivery of the Sealed Price Notice to the Nominated Investment Bank and the Nominated Investment Bank shall deliver the Sealed Price Notice to the Deciding Member promptly upon the request of the Deciding Member (with the date of such delivery of the Sealed Price Notice to the Deciding Member being deemed the date of delivery of the Buy/Sell Notice to the Deciding Member).

          (e) Delivery and Deemed Delivery of Response Notice.

               (i)  Within  ten (10)  business  days  after  the  delivery  of a
     Buy/Sell Notice (including the deemed delivery to the Member by the delivery to the Nominated Investment Bank), the Deciding Member shall deliver a notice (the "Response Notice") to the Initiating Member specifying either that:




               (A) the Deciding Member has elected to sell all, but not less than all, of its membership interest to the Initiating Member at an all cash price equal to the Buy/Sell Value multiplied by the total Percentage Membership Interest of the Deciding Member, in which case, subject to the Tag-Along Rights of the General Members provided in
          Section 7, the Deciding Member shall sell all, but not less than all, of the Deciding Member's membership interest to the Initiating Member at such price and the Initiating Member shall purchase all, but not less than all, of the Deciding Member's membership interest, and all, but not less than all, of the Tag-Along Interest of each such General Member, if any, at a price equal to the Buy/Sell Value multiplied by the total Percentage Membership Interest represented by the Tag-Along Interest of such Tag-Along Member.

               (B) the Deciding Member has elected to purchase all, but not less than all, of the Initiating Member's membership interest, at an all cash price equal to the Buy/Sell Value multiplied by the total Percentage Membership Interest of the Initiating Member, in which case, subject to the Tag-Along Rights of the General Members provided in Section 7, the Initiating Member shall sell all, but not less than all, of the Initiating Member's membership interest to the Deciding Member at such price and the Deciding Member shall purchase all, but not less than all of the Initiating Member's membership interest, and all, but not less than all of the Tag-Along Interest of each such General Member, if any, at a price equal to the Buy/Sell Value multiplied by the total Percentage Membership Interest of the Tag-Along Interest of such Member.

               (ii) In the event that the Deciding Member has not delivered a Response Notice within the ten (10) business day period provided above, or has delivered a Response Notice exercising its right to purchase but has not delivered the Buy/Sell Deposit within the five (5) business day period provided above, then for purposes of this Agreement, the Deciding Member shall be deemed to have made the election to sell all, but not less than all, of its membership interest and thereafter, subject to the Tag-Along Right of the General Members provided by Section 7, the Deciding Member shall sell all of its membership interest to the Initiating Member at the price determined by the Buy/Sell Value specified in the Buy/Sell Notice.




               (iii) If the Buy/Sell Notice delivered hereunder is delivered concurrently with the delivery of a Buy/Sell Notice under the terms and provisions of the OCC LLC Agreement, the Deciding Member shall the make an election (e.g., to purchase or sell) hereunder that is the same as in its (or its Affiliate's) Response Notice delivered under the OCC LLC Agreement. In the event the Response Notice delivered hereunder contains a different election, then the election of the Deciding Member (or its Affiliate) contained in the Response Notice that was delivered as the direct result of a Deadlock of a Significant Decision (as opposed to the requirement to concurrently deliver a Warning Notice and Buy/Sell Notice) shall be controlling and deemed to be the election of the Deciding Member hereunder.

          (f) Buy/Sell Deposit. Upon exercise of its Buy/Sell Right, the purchasing Institutional Member shall be irrevocably obligated to pay and deliver a deposit (the "Buy/Sell Deposit") to the selling Institutional Member on or prior to five (5) business days after the delivery of the Response Notice, which deposit shall be as set forth below:

               (i) if Veritech is the purchasing Member, the Buy/Sell Deposit shall equal the greater of (x) five (5%) percent of the aggregate purchase price or (y) $300,000 (but not in excess of the aggregate purchase price). The Buy/Sell Deposit shall consist of (x) a Cash Deposit payable to the order of RSI in the amount equal to not less than the lesser of the amount of the Buy/Sell Deposit or $1,000,000 and (y) either (A) a first priority security interest in, and pledge of, a percentage of Veritech's membership interest such that the aggregate Buy/Sell Value multiplied by the Veritech Percentage Membership Interest pledged to the selling Institutional Member is equal to 1.5 times the amount that the Buy/Sell Deposit exceeds the amount of the Cash Deposit, if any, or (B) a second priority security interest in, and a pledge of, all of the membership interests of the purchasing Institutional Member, if the amount of the Buy/Sell Deposit is greater than the amount of the Cash Deposit actually paid.

               (ii) if RSI is the purchasing Member, the Buy/Sell Deposit shall equal five (5%) percent of the purchase price consisting of (x) a Cash Deposit payable to the order of Veritech in the amount equal to the lesser of the Buy/Sell Deposit or $3,000,000 and (y) either (A) a first priority security interest in, and pledge of, a percentage of RSI's membership interest such that the aggregate Buy/Sell Value multiplied by the RSI Percentage Membership Interest pledged to the selling Institutional Member is equal to 1.5 times the amount that the Buy/Sell Deposit exceeds the Cash Deposit, if any, or (B) a second priority security interest in, and a pledge of, all of the membership interests of the purchasing Institutional Member, if the amount of the Buy/Sell Deposit is greater than the amount of the Cash Deposit actually paid.




               (iii) if a Member is required to deliver a security interest in, and pledge of, any of its membership interests, it will execute and deliver to the selling Institutional Member at its address specified in Section 28 such documents (including, without limitation, UCC
          Financing Statements) as are reasonably required by the selling Institutional Member to evidence and perfect such security interest.

               (iv) it is acknowledged and agreed that any such security interest in, and pledge of, membership interests as collateral security provided in this Section shall be for the limited purpose of providing collateral for the amount of the Buy/Sell Deposit which is in excess of the Cash Deposit, if any. Accordingly, the selling Institutional Member's right and interest under this Section in the purchasing Institutional Member's membership interests shall not exceed the Deposit Defaulted Interest of the purchasing Institutional Member.

          (g) [Reserved]

          (h) Closing of the Buy/Sell Right. Subject to the Tag-Along Right of the General Members provided in Section 7, on the date (the "Buy/Sell Closing Date") that is (x) sixty (60) days, if RSI is the purchasing Institutional
Member or (y) six (6) months, if Veritech is the purchasing Institutional Member, in each case, after the date the Buy/Sell Notice is delivered, at the offices of the Company: (i) the purchasing Institutional Member shall pay the aggregate purchase price (less the amount of the cash portion of the Buy/Sell Deposit actually received by the selling Institutional Member) to the selling Institutional Member by wire transfer of immediately available funds; and (ii) the selling Institutional Member shall deliver to the purchasing Institutional Member (x) an assignment of the membership interest of the selling Institutional Member in a form and substance reasonably acceptable to the purchasing Institutional Member and assign and transfer all, but not less than all, of the membership interest of the selling Institutional Member free and clear of any Liens (but such membership interests shall continue to be subject to the provisions of this Agreement) and (y) a release of the non-cash portion of the Buy/Sell Deposit and all documents delivered to it in connection therewith. If a General Member has exercised his or its Tag-Along Right in accordance with this Agreement, then on the Buy/Sell Closing Date at the offices of the Company simultaneously with the closing under the Buy/Sell Right (x) the purchasing Institutional Member shall pay to each such General Member an amount of cash equal to the purchase price of the Tag-Along Interest (that is, the Buy/Sell Value multiplied by the Percentage Membership Interest represented by such Tag-Along Interest) by wire transfer of immediately available funds and (y) each such General Member shall deliver to the purchasing Institutional Member an assignment of the Tag-Along Interest of such General Member in a form and substance reasonably acceptable to the purchasing Institutional Member and assign and transfer all, but not less than all, of the Tag-Along Interest of such General Member free and clear of any Liens (but such membership interests shall continue to be subject to the provisions of this Agreement).




          (i) RSI Buy/Sell Option. Notwithstanding any provision of this Section 10 to the contrary, RSI shall not have the Buy/Sell Right until such time as the Company has Employed the RSI Capital unless an OCC Buy/Sell Right is exercised by RSI (or any of its Affiliates).

          (j) Failure of Buyer to Close. (A) It is acknowledged and agreed that the Buy/Sell Deposit is intended to be a non-refundable deposit to secure the obligations of the purchasing Institutional Member. Accordingly, if the Institutional Member which pursuant to the terms hereof has elected to purchase or has become obligated to purchase the membership interests of the other Institutional Member fails to close in accordance with Section 10(h) for any reason other than an Excused Condition, the Buy/Sell Deposit shall be retained by the selling Institutional Member as liquidated damages for the harm (which harm is acknowledged to not be readily measurable in damages) caused by the failure of the buying Institutional Member to timely conclude its purchase and, to the extent that a portion of the Buy/Sell Deposit constituted a pledge of all or a portion of a Member's Percentage Membership Interest, the Deposit Defaulted Interests shall be transferred to the selling Institutional Member. If the buying Institutional Member that so fails to close is Veritech, then: (i) RSI may, at any time within thirty (30) days after the Buy/Sell Closing Date failed to close, elect to buy Veritech's entire membership interest in the Company at a price equal to the Buy/Sell Value multiplied by Veritech's then remaining total Percentage Membership Interest with the closing thereon to occur in accordance with Section 10(h) sixty (60) days after RSI delivers notice of its election to buy Veritech's entire interest in the Company; or (ii) alternatively, RSI may, at any time within thirty (30) days after the Buy/Sell Closing Date, elect to sell the Company by the sale or exchange of the membership interests, a merger, consolidation, recapitalization, asset sale or otherwise, at a value of not less than ninety-five (95%) percent of the Buy/Sell Value, such sale to be on such terms and conditions as are directed by the Board of Managers without a Super Majority Vote requirement and without the vote of the Veritech Designees.

               (B) If the Institutional Member which pursuant to the terms hereof has elected to sell or has become obligated to sell its membership interests to the other Institutional Member fails to close in accordance with
Section 9(h) for any reason other than an Excused Condition, the other Institutional Member shall have the remedy set forth in Section 31.

          (k) Assumption of Obligations. Any Institutional Member who purchases the entire remaining membership interest of another Institutional Member pursuant to this Section 10, shall assume all of the liabilities and obligations of the selling Member with regard to the Company, including, without limitation, any recourse obligations with respect to such Member to the Company (other than an obligation to pay to the Company the purchase price of any membership interests).



     11.  Additional Contributions.

          (a) Capital Call. If, at any time and from time to time, the Board of Managers determines that the Company requires funds in addition to the then unborrowed Maximum Committed Amount (as defined by the RSI Subordinated Note) and cash on hand for the Company to conduct its business and affairs (the "Necessary Funds"), then prior to the Company issuing any equity interest in, or equity security of, the Company to any person who is not a Member, a notice shall be given to all Members (a "Capital Call Notice") stating the terms and conditions of the offering of additional membership interest (the "Additional Interests") to the Members, the amount of the Necessary Funds required and all other relevant information regarding the intended use of such Necessary Funds.

          (b) Capital Call Objectives. The Members acknowledge and agree that each Member shall be provided the opportunity to contribute up to its pro rata share of any Necessary Funds and that Members who do not contribute their respective pro rata share in full shall have their equity interest in the Company (as represented by their Percentage Membership Interest) diluted on a fair market value basis in accordance with the provisions of this Section 11. The following example illustrates the method by which fair market dilution of equity interests shall be determined for purposes of this Agreement:

               (i) Assume that a Member holds a Percentage Membership Interest equal to ten (10%) percent; that the Fair Market Value of the Company determined in accordance with this Agreement prior to the Capital Call and the contribution of Necessary Funds is $4,000,000; that the Capital Call is for an aggregate contribution of Necessary Funds of $1,000,000; that such Member does not contribute any Necessary Funds; and that each other Member has contributed such Member's portion of the Necessary Funds on a pro rata basis.

               (ii) The provisions of this Section 11 would result in a dilution of such Member as follows:

                    (A) The amount of the Capital Call  applicable to the Member
               (10% * $1,000,000 or $100,000) divided by the Fair Market Value of the Company after the Capital Call, assuming that the other Members contribute the total amount of Necessary Funds ($4,000,000 fair market value plus the $1,000,000 contribution of Necessary Funds or $5,000,000); which equals 100,000 / 5,000,000 or 0.02 or 2%.



                    (B) The equity interest (i.e. Percentage Membership Interest) of such Member after the dilution caused by it not contributing Necessary Funds is the Percentage Membership Interest of such Member prior to the Capital Call less the amount of such dilution, that is: 10% less 2%, which results in a Percentage Membership Interest equal to 8% after the dilution of such Member.

          (c) Pre-Emptive Rights. Within thirty (30) days after the date that a Capital Call Notice is delivered (the "Subscription Acceptance Period"), each Member shall have the right, but not the obligation, to subscribe for the purchase of Additional Interests (that is, contribute Necessary Funds) on a pro rata basis based on such Member's Percentage Membership Interest in the Company at such time. The Company shall offer Additional Interests to the Members in the manner stated in the Capital Call Notice. Any Member who provides the Company with a notice prior to the expiration of the Subscription Acceptance Period that it shall purchase all of the Additional Interests offered to such Member (that is, contribute all of the Necessary Funds which such Member has a right to contribute) in accordance with the terms and conditions stated in such Capital Call Notice is herein called a "Fully Subscribing Member" and each other Member is herein referred to as a "Non-Fully Subscribing Member". Each Non-Fully Subscribing Member who provides the Company with a notice prior to the expiration of the Subscription Acceptance Period that it will purchase some, but not all, of the Additional Interests offered to it (that is, contribute some but not all of the Necessary Funds that it has a right to contribute) is herein called a "Partly Subscribing Member", and together with the Fully Subscribing Member, the "Subscribing Members".




          (d) Notice of Subscription Deficit. Promptly after the expiration of the Subscription Acceptance Period, the Company shall give a notice to each Member setting forth: (i) the name of each Non-Fully Subscribing Member; (ii) the Additional Interests which each Non-Fully Subscribing Member did not subscribe to purchase in accordance with the applicable Capital Call Notice (which shall be stated as a percentage of the Necessary Funds which such Member had a right to contribute to the Company); and (iii) the aggregate amount of Additional Interests which all of the Non-Fully Subscribing Members declined to purchase pursuant to such Capital Call Notice, which shall be expressed as a percentage of the aggregate Necessary Funds which all of the Members had a right to contribute to the Company (such total amount as the same may be reduced by any Additional Interests purchased by the Fully Subscribing Members in the manner hereinafter set forth is herein called the "Additional Subscription Interests"). Within thirty (30) days after the giving of such notice (the "Subscription Deficit Contribution Period"), the Fully Subscribing Members shall have the right, but not the obligation, to subscribe for the purchase of the Additional Subscription Interests (increase the amount of Necessary Funds that it has a right to contribute to the Company) on a pro rata basis based upon the amount of Additional Interests subscribed to by such Fully Subscribing Member to the aggregate amount of Additional Interests subscribed to by all Fully Subscribing Members. Those Fully Subscribing Members electing to subscribe for the purchase of Additional Subscription Interests shall provide a notice to the Company to such effect on or prior to the expiration of the Subscription Deficit Contribution Period. Notwithstanding any provision of this Section 11 to the contrary, if the aggregate amount of the Necessary Funds will not be contributed by the Members, the Company shall, in the reasonable discretion of the Board of Managers by unanimous vote and within five (5) business days after the expiration of the Subscription Deficit Contribution Period, have the right to cancel the offering of Additional Interests. If the Company proceeds with the offering of Additional Interests, then the Company shall provide a notice to each Subscribing Member specifying the aggregate amount of Additional Interests to be purchased and sold (that is, the aggregate amount of Necessary Funds to be contributed) by all of the Subscribing Members (the "Purchased Additional
Interests"),  the name of each  Subscribing  Member,  the  amount of  Additional
Interests to be purchased and sold to (that is, the aggregate amount of Necessary Funds to be contributed by) each such Subscribing Member (the "Member Purchased Interests").

          (e) Subscription Closing; Adjustment of Percentage of Membership Interest. On the date (the "Subscription Due Date") specified in the Capital Call Notice for the contribution of Necessary Funds by the Members, in accordance with the procedures described in the Capital Call Notice and at the offices of the Company: (i) the Company shall deliver to each Subscribing Member a written statement specifying: (1) the name of each Member as of the Subscription Due Date; (2) the Percentage Membership Interest of each Member immediately prior to the Subscription Due Date; and (3) the Percentage Membership Interest of each Member as of the Subscription Due Date which shall be computed in accordance with Section 11(f) below; and (ii) each Subscribing Member shall pay to the Company an amount equal to the aggregate Member Purchased Interests of such Member by wire transfer of immediately available funds; provided, however, that if RSI pays for such Additional Interests by loaning the aggregate Member Purchased Interest amount to the Company under the terms and provisions of the RSI Subordinated Note, then each other Member may pay for its Additional Interests by loaning the aggregate Member Purchased Interest Amount of such Member to the Company under terms and conditions which are not more favorable to such Member than the terms and conditions of the RSI Subordinated Note, such terms and conditions including, without limitation, subordination of such indebtedness, interest rate and maturity.




          (f) Computation of Adjusted Membership Interest. On the Subscription Due Date, the Company shall make such entries in its books and records as may be necessary to reflect that as of the Subscription Due Date, the Percentage Membership Interest of each Member shall equal: (i) such Member's Percentage
Membership Interest in the Company immediately prior to the Subscription Due Date (the "Base Percentage Interest") less (ii) an amount equal to a fraction
(A) the numerator of which is (x) such Member's Base Percentage Interest multiplied by the aggregate amount of Purchased Additional Interests actually contributed to the Company on the Subscription Due Date less (y) the Member Purchased Interest of such Member actually contributed to the Company on the Subscription Due Date and (B) the denominator of which is the Fair Market Value of the Company as of the date of the Capital Call Notice plus the aggregate amount of Purchased Additional Interests actually contributed to the Company on the Subscription Due Date.

          (g) Illustration of Adjustments to Membership Interest. Using the above illustration,

               (i) if the Member did not contribute any Necessary Funds, its Percentage Membership Interest in the Company as of the Subscription Due Date would equal eight (8%) percent of the aggregate Percentage Membership Interests in the Company, computed as follows: 10% (its Base Percentage Interest) - [(10% * 1,000,000) - 0 / 4,000,000 +
          1,000,000)];

               (ii) if the Member contributed one-half ($50,000) of the Necessary Funds it had a right to contribute and all of the Necessary Funds were contributed to the Company, its Percentage Membership
          Interest would equal 9% of the aggregate Percentage Membership interest in the Company, computed as follows

                    (A)  10% (its Base Percentage Interest) - [(10% * 1,000,000)
                         - 50,000 / 4,000,000 + 1,000,000] or

                    (B)  10% - (100,000 - 50,000 / 5,000,000) or

                    (C)  10% - 1%.

               (iii) if the Member contributed all (100%) ($100,000) of the Necessary Funds it had a right to contribute and all of the Necessary Funds were contributed to the Company, its Percentage Membership Interest would equal 10% (i.e., no dilution) of the aggregate Percentage Membership Interests in the Company, computed as follows:

                    (A)  10%  (its   Base   Percentage   Interest)   -  [(10%  *
                         $1,000,000) - $100,000 / $4,000,000 + $1,000,000] or

                    (B)  10% - ($100,000 - $100,000 / $5,000,000) or

                    (C)  10% - ($0 / $5,000,000) or

                    (D)  10%-0%.




               (iv) if the Member ("A") contributed all (100%) ($100,000) of the Necessary Funds it had a right to contribute, there are two (2) other Members ("B") and ("C") each holding a 45% Percentage Membership Interest in the Company, "B" did not contribute any Necessary Funds, "C" contributed its full share of the Necessary Funds and the "A" Member contributed all of the Necessary Funds which the "B" Member did not contribute, the Percentage Membership Interest of the "A" Member would equal 19% of the aggregate Percentage Membership Interests in the Company, computed as follows:

                    (A)  10% (its Base Percentage Interest) - [(10% * 1,000,000)
                         -  100,000  (its   contributions)   +  450,000   ("B"'s
                         contribution) / 4,000,000 + 1,000,000] or

                    (B)  10% - (100,000 - 550,000 / 5,000,000) or

                    (C)  10% - (-450,000 / 5,000,000) or

                    (D)  10% - negative .09 (that is 9%) or

                    (E)  19% (which corresponds to the 9% dilution of "B").

     12.  Opportunities; Confidentiality; Noncompetition; RSI Buildings.

          (a) Opportunities. Each Member on behalf of itself and its respective Affiliates, hereby transfers to the Company all right, title and interest that such Member or its Affiliates currently has or may have in all business opportunities relating to the Company's Business on the date hereof. In furtherance of the foregoing, subject to Section 12(d), each Member, on behalf of itself and its respective Affiliates, covenants and agrees that such Member and such Member's Affiliates shall conduct the Business of the Company solely for the benefit of the Company.

          (b) Confidentiality. Each Member shall retain in strict confidence, and shall not use for any purpose whatsoever, or divulge, disseminate or disclose to any third party (other than in furtherance of the business purposes of the Company or as may be required by law) any proprietary or confidential information relating to the Company's Business, including, without limitation, information regarding financial information, development plans, distribution or franchising methods and channels, pricing information, business methods, management information systems and software, customer lists, supplier lists, leads, solicitations and contacts, know-how, show-how, inventions, improvements, specifications, trade secrets, agreements, research and development, business plans and marketing plans of the Company, whether or not any of the foregoing are copyrightable or patentable; provided, that a Member may in connection with a Syndication provide financial and other information with respect to the Company which is reasonably requested by any proposed Transferee in such Syndication and reasonably required for the evaluation of such financial investment if such person executes and delivers to the Company a confidentiality agreement in form and substance reasonably acceptable to the Company.




          (c) Non-Competition. Unless otherwise agreed by the Company and subject to Section 12(d), each of the Members and Reckson, on behalf of itself and its respective Affiliates, hereby severally warrants, covenants and agrees with the Company and each other Member and Reckson that neither it nor its Affiliates will, during the applicable Restrictive Covenant Period (as defined below), directly or indirectly, without the prior written consent of the Company and each Member and Reckson, engage in or be interested in any business which is competitive with the Company's Business in the localities where the Company has active operations pursuant to the Plan for the Company nor during such period shall it or any of its Affiliates retain or hire (on behalf of itself or any other person) any person who is or was an employee, consultant or agent of the Company (other than any such person whose duties do not include activities that are material to the management, administration or operations of the Company's Business) unless that person was in the employ of, or a consultant or agent of, the Member, Reckson or any of their respective Affiliates prior to being so for the Company. For the purposes of this Agreement, a party shall be deemed to be directly or indirectly interested in a business if such party is or shall be engaged or affiliated directly or indirectly with such business as a stockholder, director, officer, employee, salesman, sales representative, agent, broker, partner, member, individual proprietor, lender, investor, consultant or otherwise, unless such interest is limited solely to the passive investment ownership of twenty percent (20%) or less of the equity interests or debt of any company, as the case may be. For purposes of this Agreement, the "Restrictive Covenant Period" shall mean the period that commences on the date hereof and expires one (1) year after the date which is the earlier of the date: (i) that such Member no longer holds, or has any beneficial interest in, any membership interest; or (ii) of an IPO or (iii) in the case of Reckson, when RSI no longer holds, or has any beneficial interest in, any membership interests.

          (d) RSI Buildings; Exclusivity of the Company. During the RSI Exclusivity Period:

               (i) The Company shall, to the extent permitted by applicable law, have the exclusive right (and RSI and Reckson shall have the obligation to permit and retain the Company) to deliver or provide its communication, wiring and other related services and Equipment with respect to all Buildings owned or leased by RSI or Reckson or any of their respective Affiliates; provided, that if the Company declines to provide such communication, wiring and other services and Equipment to any such Building or if the Company is not able to provide all of the communication, wiring and other services and Equipment which RSI, Reckson or such Affiliate requests to be provided to such Building, then RSI, Reckson or such Affiliate may then acquire such requested combination of communication, wiring and other services and Equipment from vendors or suppliers other than the Company with respect to such Building.




               (ii) All contracts between the Company and RSI or Reckson or any of their respective Affiliates with respect to communication, wiring and other services and Equipment to any Building owned or leased RSI, Reckson or such Affiliate shall at all times be on such terms and conditions as are at least as favorable to those afforded by the Company to other customers of the Company and, as to those afforded by or any other similar company (a "Competitor") which offers all or substantially all of the services offered by the Company on a regular basis in the geographic area of such Building and is making (or proposing to make) a similar financial investment in such Building.

               (iii) For the purposes of this Agreement, the term "RSI Exclusivity Period" shall mean the period of time commencing on the Effective Date and expiring on the date that is one year after the date that RSI or any of its Affiliates is not a Member in the Company.

               (iv) The parties hereto agree that if the exclusivity arrangement provided in this Section 12 is not permitted by applicable law, then with respect to each Building of RSI, Reckson or any of their respective Affiliates with respect to which the Company does not have the exclusive rights provided in this Section 12, RSI, Reckson and each such Affiliate shall grant the Company the right of first refusal to provide any communication, wiring and other services and Equipment proposed to be required for such Building on the same terms and conditions offered by any third party.

               (v) Notwithstanding any provision of this Agreement to the contrary, this Section 12 shall not be applicable with respect to any acquisition or investment by RSI, Reckson or any of their respective Affiliates in any Building or any company or entity if such Building, company or entity, as the case may be, has a commitment or obligation (which is not on its terms cancellable or terminable without the payment of money, property, services or damages) to a competitor of the Company for communication, wiring and other related services and Equipment.

          (e) Survival. The provisions of this Section 12 shall survive the termination of this Agreement.

     13.  Effect of the Hart Scott Rodino Act.

          (a) Applicability. Each Member hereby acknowledges and agrees that the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act") may be applicable to the purchase and sale of membership interests as contemplated by this Agreement, including the purchase by Veritech of all of RSI's membership interest in accordance with the Buy/Sell Right and the exercise of the Veritech Call Right, the Veritech Put Right or the RSI Put Offer. In addition, the HSR Act may be applicable to the acquisition of the Contributed Assets and the acquisition of membership interests upon the conversion of the RSI Subordinated Note.




          (b) Covenant to File all Necessary Documents. Each Member hereby covenants and agrees that if and when the HSR Act is applicable to a transaction, it will use its commercially reasonable best efforts to: (i) promptly and timely file the Notification and Report Form For Certain Mergers and Acquisition as required under the HSR Act; (ii) request early termination of the waiting period under the HSR Act; (iii) take all other actions necessary or desirable to obtain a termination of the waiting period under the HSR Act; (iv) provide a copy, subject to an appropriate agreement regarding confidentiality, of all documents submitted in connection with the HSR Act; and (v) coordinate and consult with each other party with respect to such filing. Each Member hereby agrees that if such Member effects any transaction hereunder or contemplated hereby which causes the HSR Act to be applicable, such Member shall pay all reasonable fees and disbursements in connection with such filings.

          (c) Amendment of Timing Periods. Wherever this Agreement provides that a Member may purchase the membership interest of another Member or exercise the Veritech Call Right Option, the Veritech Put Right or the RSI Put Offer and the HSR Act is applicable to such, if this Agreement provides that the closing of such transaction shall occur within a specified period of time, the expiration of such period shall be stayed for the waiting period of the HSR Act, but in any event not later than forty-five (45) days.

     14. Veritech Call Right; Veritech Put Right. Subject to the limitations set forth in this Section 14, RSI hereby grants Veritech the right and option, but not the obligation (the "Veritech Call Right"), to require RSI to sell, assign and transfer all, but not less than all, of its membership interest in the Company to Veritech in the event (each, a "VC Event") that: (i) at any time after the Company has Employed the RSI Funds, the Board of Managers approves and adopts the dissolution or winding-up of the Company; or (ii) within sixty (60) days after the date that is two (2) years after the Effective Date if an aggregate amount of at least $6,500,000 has not been spent by the Company for the wiring of Buildings and providing services relating thereto and general administrative expenses in connection therewith, in each case, in accordance with the Plan within the first two (2) years after the Effective Date; provided, that notwithstanding any provision of this Section 14 to the contrary, Veritech shall not have the Veritech Call Right if on or prior to the date that is two years after the Effective Date Veritech did not propose transactions within the scope of the Plan and in accordance with the financial budget set forth in the Plan sufficient to expend an aggregate amount of not less than $6,500,000 within the first two (2) years after the Effective Date. Additionally, subject to the limitations set forth in this Section 14, RSI hereby grants Veritech the right and option, but not the obligation (the "Veritech Put Right"), to require RSI to purchase all, but not less than all, of Veritech's membership interest in the Company, if at any time after the date that is two (2) years after the Effective Date, RSI (as a member in the Company) does not consent to an IPO proposed by Veritech; provided that Veritech may not propose more than one IPO during any calendar year.




          (a) Exercise Period. At any time during the period commencing on the date of any VC Event and ending on the date that is sixty (60) days after such date, Veritech may exercise the Veritech Call Right. At any time during the period commencing on the date of the rejection of an IPO proposed by Veritech as aforesaid and ending on the date that is sixty (60) days after such date Veritech may exercise the Veritech Put Right.

          (b) Manner of Exercise of the Rights. The Veritech Call Right and the Veritech Put Right shall be exercised by Veritech delivering to RSI a notice to such effect which notice shall specify the date for the closing of the purchase and sale of the RSI membership interest or Veritech membership interest, as the case may be, provided, Veritech shall have up to six (6) months after the notice is given to close the acquisition of RSI's membership interest and RSI shall have sixty (60) days after the notice is given to close the acquisition of Veritech's membership interest.

          (c) Purchase Price. The purchase price pursuant to the Veritech Call Right or Veritech Put Right shall be the Fair Market Value of the membership interest being purchased as determined in accordance with Section 23 of this Agreement.

          (d) Deposit.

               (i) Upon exercise of the Veritech Call Right, Veritech shall pay a deposit (the "Call Deposit") to RSI on or prior to five (5) business days after the delivery of the notice specified in Section 14(b), which deposit shall be as set forth below:

                    (A) The Call  Deposit  shall  equal the  greater of (x) five
               (5%) percent of the aggregate Fair Market Value of the RSI membership interest or (y) $300,000. The Call Deposit shall consist of (x) a Cash Deposit payable to the order of RSI in the amount equal to not less than the lesser of the amount of the Call Deposit or $1,000,000 and (y) either (A) a first priority security interest in, and pledge of, a percentage of Veritech's membership interest such that the aggregate Fair Market Value of the Percentage Membership Interest pledged is equal to 1.5 times the amount that the Call Deposit exceeds the amount of the Cash Deposit, if any, or (B) a second priority security interest in, and pledge of, all of the membership interest of Veritech, if the amount of the Call Deposit is greater than the amount of the Cash Deposit actually paid.




                    (B) If  Veritech  is  required  to deliver to RSI a security interest in, and pledge of, any of its membership interest, it will execute and deliver such documents as are reasonably required by RSI (including UCC Financing Statements) to evidence and perfect such security interest to RSI at the address specified in Section 28. It is acknowledged and agreed that any security interest in, and pledge of, membership interests of Veritech pursuant to this Section shall be limited for the purpose of providing collateral for the amount that the Call Deposit exceeds the Cash Deposit, if any. Accordingly, RSI's rights and interest in and to Veritech's membership interest shall not exceed the Deposit Defaulted Interest of Veritech.

                    (C) It is  acknowledged  and agreed that the Call Deposit is intended to be a non-refundable deposit to secure the obligations of Veritech. Accordingly, if Veritech fails to purchase the membership interests of RSI pursuant to the Veritech Call Right on the closing date specified in Section 14(b), other than as a result of an Excused Condition, then: (1) RSI shall retain the Call Deposit as liquidated damages for the harm (which harm is acknowledged to not be readily measurable in damages) caused by the failure of Veritech to timely conclude such purchase and, to the extent that a portion of the Call Deposit constituted a pledge of a percentage of Veritech's membership interest, the Deposit Defaulted Interests pledged shall be Transferred to RSI;
               (2) Veritech shall no longer have any Veritech Call Right or Veritech Put Right for any purpose whatsoever and (3) RSI shall release any security interest in the membership interests of Veritech other than RSI's security interest in the Deposit Defaulted Interests.

               (ii) Upon exercise of the Veritech Put Right, RSI shall pay to Veritech within ten (10) business days after the giving of the notice by Veritech specified above, a non-refundable deposit (the "Put Deposit"), which Deposit shall be as set forth below:

                    (A) The Put  Deposit  shall  equal five (5%)  percent of the aggregate Fair Market Value of Veritech's membership interest. The Put Deposit shall consist of (x) a Cash Deposit payable to the order of Veritech in the amount equal to not less than the lesser of the amount of the Put Deposit or $3,000,000 and (y) either (A) a first priority security interest in, and pledge of, a percentage of RSI's membership interest such that the aggregate Fair Market Value of the Percentage Membership Interest pledged is equal to 1.5 times the amount that the Put Deposit exceeds the amount of the Cash Deposit, if any, or (B) a second priority security interest in, and pledge of, all of the membership interest of RSI, if the amount of the Put Deposit is greater than the amount of the Cash Deposit actually paid.




                    (B) If RSI is  required  to deliver  to  Veritech a security interest in, and pledge of, any of its membership interest, it will execute and deliver such documents as are reasonably required by Veritech (including UCC Financing Statements) to evidence and perfect such security interest to Veritech at the address specified in Section 28. It is acknowledged and agreed that any security interest in, and pledge of, membership interests of RSI pursuant to this Section shall be limited for the purpose of providing collateral for the amount that the Put Deposit exceeds the Cash Deposit, if any. Accordingly, Veritech's rights and interest in and to RSI's membership interest shall not exceed the Deposit Defaulted Interest of RSI.

                    (C) It is  acknowledged  and agreed  that the Put Deposit is intended to be a non-refundable deposit to secure the obligations of RSI. Accordingly, if RSI fails to purchase the membership interests of Veritech pursuant to the Veritech Put Right on the closing date specified in Section 14(b), other than as a result of an Excused Condition, then: (1) Veritech shall retain the Put Deposit as liquidated damages for the harm (which harm is acknowledged to not be readily measurable in damages) caused by the failure of RSI to timely conclude such purchase and, to the extent that a portion of the Put Deposit constituted a pledge of a percentage of RSI's membership interest, the Deposit Defaulted Interests pledged shall be Transferred to Veritech and Veritech shall release any security interest in the membership interests of RSI other than Veritech's security interest in the Deposit Defaulted Interests.

               (iii) it is acknowledged and agreed that each of the Call Deposit and the Put Deposit is non-refundable unless the party selling its membership interests under this Section 14 does not Transfer such membership interests on the closing date specified in accordance with
          Section 14(b) and Section 14(e) and Section 14(f), as the case may be.

          (e) Closing of the Veritech Call Right. On the closing date specified in accordance with Section 14(b) at the offices of the Company: (i) Veritech shall pay the Fair Market Value of RSI's Percentage Membership Interest (less the cash portion of the Call Deposit actually received by RSI) to RSI by wire transfer of immediately available funds; and (ii) RSI shall deliver to Veritech
(x) an assignment of its entire membership interest in a form and substance reasonably acceptable to Veritech and assign and transfer all, but not less than all, of its membership interest free and clear of any liens or encumbrances other than indebtedness of the Company (but such membership interests shall continue to be subject to the provisions of this Agreement); and (y) a release of the non-cash portion of the Call Deposit and all documents delivered to it in connection therewith.




          (f) Closing of the Veritech Put Right. On the closing date specified in accordance with Section 14(b) at the offices of the Company: (i) RSI shall pay the Fair Market Value of the entire Veritech membership interest (less the cash portion of the Put Deposit actually received by Veritech) to Veritech by wire transfer of immediately available funds; and (ii) Veritech shall deliver to RSI (x) an assignment of its entire membership interest in a form and substance reasonably acceptable to RSI and assign and transfer all, but not less than all, of its membership interest free and clear of any Liens (but such membership interests shall continue to be subject to the provisions of this Agreement); and
(y) a release of the non-cash portion of the Put Deposit and all documents delivered to it in connection therewith. If a General Member has exercised its Tag-Along Right in accordance with Section 7, then on the closing date specified in accordance with Section 14(b), simultaneously with the closing of the purchase of Veritech's membership interest under the Veritech Put Right (x) RSI shall pay by wire transfer of immediately available funds, to each such General Member an amount of cash equal to the aggregate amount of the Tag-Along Interest of such General Member valued at the Fair Market Value of such membership interests and (y) each such General Member shall deliver to RSI an assignment of such Tag-Along Interests in a form and substance reasonably acceptable to RSI and assign and transfer all, but not less than all, of the Tag-Along Interest of such General Member free and clear of any Liens (but such membership interests shall continue to be subject to the provisions of this Agreement).

     15.  Participation Right.




          (a) General Member Participation Right. In the event that an Institutional Member exercises its FR Right, Buy/Sell Right or Veritech Put Right, each General Member shall have the right, but not the obligation, which right is contingent upon the consummation of such other transaction (the "Participation Right") to participate with the purchasing Institutional Member in the purchase of such membership interest on a pro rata basis or to participate on a pro rata basis with the Selling Institutional Members in the sale of such membership interest (each General Member's right to participate shall be based on the Percentage Membership Interest held by the purchasing Institutional Member or Selling Institutional Member, as the case may be, and such General Member) at the same Third Party Price, Buy/Sell Value or Fair Market Value, as the case may be (in each case, appropriately adjusted for the Percentage Membership Interest represented by such Tag-Along Interest), and on the same other terms and conditions as the purchasing or selling Institutional Member, as the case may be. A General Member may exercise his or its Participation Right by notice to such effect to the purchasing Institutional Member within five (5) business days after such General Member has received notice of such Transfer. If a General Member has exercised its Participation Right in accordance with this Section 15, then contingent upon the consummation of such Transfer between the Institutional Members: (i) such General Member shall be obligated to purchase, and the selling Institutional Member shall be obligated to sell, the amount of Percentage Membership Interest such General Member is purchasing under its Participation Right; and (ii) on the closing date for the Transfer of membership interest between the Institutional Members at the offices of the Company, simultaneously with the such closing (x) such General Member shall pay an amount equal to the aggregate purchase price of the Percentage Membership Interest such General Member is purchasing under its Participation Right by wire transfer of immediately available funds to the selling Institutional Member and (y) the selling Institutional Member shall deliver to such General Member an assignment of the membership interest in form and substance reasonably acceptable to such General Member and assign and transfer all, but not less than all, of the Percentage Membership Interest purchased by such General Member under its Participation Right free and clear of any Liens (but such membership interests shall continue to be subject to the provisions of this Agreement). To the extent that this Participation Right is exercised, the membership interest to be purchased by the purchasing Institutional Member (and all of such Member's obligations in connection therewith) shall be reduced by the obligations of such General Member under the Participation Right; provided, that if such General Member shall default in its obligation to so purchase such Percentage Membership Interest, then the purchasing Institutional Member shall have the obligation to purchase such membership interest. If a General Member has exercised his Participation Right in accordance with this Section 15 so as to sell, then contingent upon the consummation of such Transfer between the Institutional Members: (i) such General Member shall be obligated to sell, and the purchasing Institutional Member shall be obligated to purchase, the amount of Percentage Membership Interest such General Member is selling under its Participation Right; and (ii) on the closing date of the Transfer of membership interest between the Institutional Members at the office of the Company, simultaneously with such closing (x) the purchasing Institutional Member shall pay an amount equal to the aggregate purchase price of the Percentage Membership Interest such General Member is selling under its Participation Right by wire transfer of immediately available funds to such General Member and (y) such General Member shall deliver to the purchasing Institutional Member an assignment of the membership interest in form and substance reasonably acceptable to the purchasing Institutional Member and assign and transfer all, but not less than all, of the Percentage Membership Interest purchased by the purchasing Institutional Member free and clear of any liens or encumbrances (but such membership interests shall continue to be subject to the provisions of this Agreement).




          (b) Participation Rights on Transfers to a General Member and to his or its Affiliates. In the event that either Institutional Member intends to Transfer any of its membership interests to a General Member or any Affiliate of a General Member, such Institutional Member shall give the Company and the other Institutional Member ten (10) days' prior written notice of such proposed Transfer and such other Institutional Member (or an Affiliate of such Member) may elect to purchase a pro rata portion of the membership interests that is the subject of such proposed Transfer. The pro rata portion of shares which such other Institutional Member shall be entitled to purchase shall be calculated based on the relative proportions of membership interests in the Company held by such Institutional Member and by such General Member. Such General Member and the other Institutional Member, if it so elects to purchase shall have at least sixty (60) days from receipt of the transferor's notice of intention to close on such purchase. Such election shall be made in writing by such Institutional Member within five (5) days of receipt of such notice by the Institutional Member proposing to transfer its membership interests, the failure to deliver such notice by the other Institutional Member being deemed an election not to so purchase.

     16.  RSI Put Option.

          (a) RSI Put Notice. RSI may offer to put that portion of its membership interest (the "RSI Put Interests") which on the Effective Date is equal to 18.6% of the aggregate Percentage Membership Interests in the Company for a purchase price equal to TWO MILLION and 00/100 ($2,000,000) DOLLARS (the "RSI Put Offer"). RSI may exercise its RSI Put Offer by notice (the "RSI Put Notice") to such effect to Veritech at any time (but not more than once) during the period between the 24th month and the 30th month after the Effective Date; provided, that the Veritech Call Right has not previously been exercised (unless such transaction does not close in accordance with Section 14). Veritech may accept the RSI Put Offer by notice to such effect on or prior to ten (10) business days after the date that the RSI Put Notice is delivered to Veritech. If Veritech does not provide a notice accepting the RSI Put Notice within such ten (10) business day period, then for the purposes of this Agreement, Veritech shall be deemed to have rejected the RSI Put Offer.

          (b) Acceptance of RSI Put Offer. If Veritech accepts the RSI Put Offer, then Veritech shall be obligated to purchase, and RSI shall be obligated to sell, all but not less than all of the RSI Put Interests on or prior to the date that is nine (9) months after the date that Veritech delivers a notice to RSI accepting the RSI Put Offer (the "RSI Put Closing Date") for a purchase price equal to $2,000,000. Each Member shall use all commercially reasonable efforts to secure any approvals required to be obtained by such Member for the consummation of the purchase and sale of such membership interests.

          (c) Deposit. On or prior to five (5) business days after acceptance of the RSI Put Offer, Veritech shall pay and deliver a deposit (the "RSI Put Deposit") to RSI equal to $250,000 in cash which shall be non-refundable in accordance with Section 16(e).

          (d) RSI Put Closing. On the RSI Put Closing Date at the offices of the
Company: (i) Veritech shall pay $1,750,000 to RSI (which is equal to the $2,000,000 purchase price less the amount of the RSI Put Deposit) by wire transfer of immediately available funds; and (ii) RSI shall deliver to Veritech an assignment of its RSI Put Interests in a form and substance reasonably acceptable to Veritech and assign and transfer all, but not less than all, of its RSI Put Interests free and clear of any liens or encumbrances (but such membership interests shall continue to be subject to the provisions of this Agreement).




          (e) Rejection of RSI Put; Failure to Close. Notwithstanding any provision of Section 9(c) to the contrary, in the event that Veritech: (i) rejects the RSI Put Offer; or (ii) accepts the RSI Put Offer but does not purchase the RSI Put Interests on the RSI Put Closing Date, other than as a result of an Excused Condition, then from and after the date that Veritech did not accept the RSI Put Offer or if Veritech accepted the RSI Put Offer, the RSI Put Closing Date, no Significant Decision shall require a Supermajority Vote for approval or adoption by the Company. Additionally, if Veritech accepts the RSI Put Offer but does not purchase the RSI Put Interests on the RSI Put Closing Date, other than as a result of an Excused Condition, then RSI shall be entitled to retain the RSI Put Deposit as liquidated monetary damages for the harm (which harm is acknowledged to not be readily measurable in damages) caused by the failure of Veritech to timely conclude such purchase.

     17.  Accounting Provisions.

          (a) Fiscal and Taxable Year. The fiscal and taxable year of the Company shall be the calendar year, unless the Board of Managers, in its sole and absolute discretion, designates a different fiscal or taxable year.

          (b) Books and Accounts.


               (i) Complete and accurate books and accounts shall be kept and maintained for the Company at the Company's principal place of business. Such books and accounts shall be kept for fiscal and tax purposes on the cash or accrual basis, as the Board of Managers shall determine, and shall include separate accounts for each Member. A list of the names and addresses of the Members and their respective membership interest shall be maintained as part of the books and records for the Company. Each Member or such Member's duly authorized representative, at such Member's own expense and upon delivering advance written notice to the Company, shall at all reasonable times have access to, and may inspect and make copies of, such books and accounts and any other records of the Company.

               (ii) All funds received by the Company shall be deposited in the name of the Company in the bank account or accounts of the Company, and withdrawals therefrom shall be made upon the signature of the individual or individuals designated from time to time by the Board of Managers. In the sole and absolute discretion of the Board of Managers, all deposits and other funds not needed in the operation of the Company's business may be deposited in interest-bearing bank accounts, in money market funds, or invested in treasury bills, certificates of deposit, U.S. government security-backed repurchase agreements or similar money market instruments, or funds investing in any of the foregoing or similar types of investments.




          (c) Financial Reports.

               (i) If requested in advance and in writing by any Member prior to the last day of any calendar year the Board of Managers shall endeavor to cause the Company to provide each Member on or about April 1 of the following year, with financial statements including a balance sheet and the related statements of income and changes in Company capital and changes in financial position for the prior year. Each Member shall be entitled to receive any financial statements that are produced by the Company in the ordinary course of business.

               (ii) The Board of Managers shall endeavor to cause to be prepared after the end of each taxable year of the Company and filed, on or before their respective due dates (as the same may be extended), all federal and state income tax returns of the Company for such taxable year and shall take all action as may be necessary to permit the Company's regular accountants to prepare and timely file such returns. Form 1065 (Schedule K-1) shall be sent to each Member after the end of each taxable year reflecting the Member's pro rata share of income, loss, credit and deductions for such taxable year.

          (d) Tax Elections. Any elections required or permitted to be made by the Company under the Internal Revenue Code of 1986, as amended (the "Code"), shall be made by the Board of Managers in such manner as the Board of Managers shall determine, subject to Section 9(c). In the event of an audit of the Company by the Internal Revenue Service (the "IRS"), Veritech shall act as the "tax matters partner" pursuant to Section 6231(a)(7) of the Code, and such tax matters partner shall comply with all of his obligations as such under the Code and the regulations promulgated thereunder.

          (e) Expenses. To the extent practicable, all expenses of the Company shall be billed directly to, and be paid by, the Company.

     18.  Distributions and Allocations.

          (a) Definitions. As used in this Agreement, the following terms shall have the following meanings:




               (i) "Capital Account" means as to each Member the amount of such Member's cash capital contributions once made and the Gross Asset Value of any property contributed to the Company, plus such Member's share of Net Profits and items of income and gain allocated to such Member pursuant to this Agreement and the amount of any Company liabilities assumed by such Member or which are secured by any property distributed to such Member, less the amount of cash distributions and the Gross Asset Value of distributions of property to such Member (other than payments described in Sections 707(a) and 707(c) of the Code) and also less (1) such Member's share of Net Losses, Nonrecourse Deductions and items of loss and deduction, allocated to such Member pursuant to this Agreement, (2) the amount of any liabilities of such Member assumed by the Company or which are secured by any property contributed by such Member to the Company and
          (3) such Member's share of Company expenditures which are neither deductible nor properly chargeable to Capital Accounts under Section 705(a)(2)(B) of the Code or are treated as such expenditures under Regulation Section 1.704-1(b)(2)(iv)(i), subject, however, to such further or different adjustments as may be required pursuant to
          Section 704 of the Code, or any successor provision, and any regulation promulgated thereunder, so as to cause the allocations prescribed hereunder to be respected for tax purposes. In the event any property other than cash is contributed to or distributed by the Company, the adjustments to Capital Accounts required by Regulation
          Section 1.704-1(b)(2)(iv)(d), (e), (f) and (g) and Section 1.704-1(b)(4)(i) shall be made.

               In the event membership interests are Transferred in accordance with the terms of this Agreement, the Transferee shall succeed to the Capital Account of the Transferor to the extent it relates to the Transferred membership interests; and

                    In determining the amount of any liability for purposes of determining a Member's Capital Account there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

                    The foregoing  provisions  and the other  provisions of this
          Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Board of Managers shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Members, are computed in order to comply with such Regulations, the Board of Managers may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Section 18(c) hereof upon the dissolution of the Company. The Board of Managers also shall (1) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Members and the amount of capital reflected on the Company's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (2) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).




               (ii) "Company Minimum Gain" shall have the meaning provided in Regulation Section 1.704-2(b)(2).

               (iii) "Depreciation" means, for each Allocation Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Allocation Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Allocation Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Allocation Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Allocation Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Board of Managers.

               (iv) "Gross Asset Value" means with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                    (1) The initial  Gross Asset Value of any asset  contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Board of Managers provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Section 2(a) hereof shall be as set forth in such section;

                    (2) The Gross Asset  Values of all Company  assets  shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account, as determined by the Board of Managers as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis capital contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations
               Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Board of Managers reasonably determines that such adjustment is necessary to reflect the relative economic interests of the Members in the Company;




                    (3) The  Gross  Asset  Value of any item of  Company  assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Board of Managers; and

                    (4) The  Gross  Asset  Values  of  Company  assets  shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (6) of the definition of "Net Profits" and "Net Losses" or Section 3.3(c) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (4) to the extent that an adjustment pursuant to subparagraph (2) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (4). If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (2) or (4), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.

                    (v)  "Member   Nonrecourse  Debt"  shall  have  the  meaning
     provided in Regulation Section 1.704-2(b)(4).

                    (vi) "Member Nonrecourse Debt Minimum Gain" means the minimum gain attributable to "Member Nonrecourse Debt", as determined in accordance with Regulation Section 1.704-2(i)(3).

                    (vii) "Net Cash Flow" means all cash receipts of the Company (including, without limitation, capital contributions and investment income), and the fair market value of any property received in connection therewith, in any fiscal year from whatever source derived, less payment of all of the Company's expenses, capital expenditures and investments and such reserves as the Board of Managers shall decide in good faith to establish for current and future expenses of operating the Company and its subsidiaries or liabilities in connection therewith and the current and future capital expenditures and investments of the Company and its subsidiaries.

                    (viii) "Net Profits" and "Losses" mean for taxable year an amount equal to the Company's taxable income or loss for such taxable year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication):




                         (1) Any  income  of the  Company  that is  exempt  from
               federal income tax and not otherwise taken into account in computing Net Profits or Net Losses pursuant to this definition of "Net Profits" and "Net Losses" shall be added to such taxable income or loss;

                         (2) Any  expenditures of the Company  described in Code
               Section  705(a)(2)(B)  or  treated as Code  Section  705(a)(2)(B)
               expenditures       pursuant      to      Regulations      Section
               1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Profits or Net Losses pursuant to this definition of "Net Profits" and "Net Losses" shall be subtracted from such taxable income or loss;

                         (3) In the event the Gross  Asset  Value of any Company
               asset is adjusted pursuant to subparagraphs (2) or (3) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses;

                         (4) Gain or loss resulting from any disposition of Company property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

                         (5) In  lieu  of the  depreciation,  amortization,  and
               other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such taxable year, computed in accordance with the definition of Depreciation;




                         (6) To the extent an  adjustment  to the  adjusted  tax
               basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Net Profits or Net Losses; and

                         (7) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to
               Section 17(h) hereof shall not be taken into account in computing Net Profits or Net Losses.

                         The amounts of the items of Company income,  gain, loss
               or  deduction  available to be  specially  allocated  pursuant to
               Section 17(h) hereof shall be determined by applying rules analogous to those set forth in subparagraphs (1) through (6) above.

               (ix) "Nonrecourse Deductions" shall have the meaning set forth in Regulation Section 1.704-2(b)(1).

               (x) "Regulation" means the income tax regulations promulgated from time to time by the U.S. Department of the Treasury.

               (xi) "Tax Distribution" with respect to any Member means an amount of cash equal to the product of:

               (1) the sum of (x) the highest marginal individual Federal income tax rate (the "Individual Rate") and (y) the product of (1) 100% minus the Individual Rate and (2) the highest marginal state and local tax rate applicable to any individual Member; multiplied by

               (2) the taxable income of the Company for Federal income tax purposes for the applicable fiscal year which is allocated to such Member in accordance with Section 18.

          (b) Distributions of Net Cash Flow. Except as otherwise required by this Agreement or by law, Net Cash Flow shall be distributed, at such times as the Board of Managers shall determine (but at least quarterly), to the Members pro rata in accordance with their then respective Percentage Membership Interest; provided, that on or prior to March 31 of each year, the Company shall distribute Net Cash Flow to the members, pro rata in accordance with their Percentage Membership Interest as of December 31 of the immediately preceding year, such that each Member shall receive cash in an amount not less than such Member's Tax Distribution for such immediately preceding year.

          (c) Allocation of Net Profits and Net Losses.

               (i) Net Profits shall be allocated among the Members as follows:




                    (1) First, to the Members having negative Capital Account balances (after adding to such Capital Account balance such Member's share of Company Minimum Gain and such Member's share of Member Nonrecourse Debt Minimum Gain), up to an amount necessary to increase such negative Capital Account balances to zero; and

                    (2) The balance, if any, among the Members in accordance with their respective Percentage Membership Interest.

               (ii) Net Losses shall be allocated as follows:

                    (1) First, to the Members having positive Capital Account balances, up to an amount necessary to reduce such positive Capital Account balance to zero; and

                    (2) The balance, if any, among the Members in accordance with their respective Percentage Membership Interest.

          (d) No Return of Distributions. No Member shall have any obligation to refund to the Company any amount that shall have been distributed to such Member pursuant to this Agreement, subject, however, to the rights of any third party creditor under law.

          (e) Allocations between Assignor and Assignee Members. In the case of a Transfer, the assignor and assignee shall each be entitled to receive distributions of Net Cash Flow and allocations of Net Profits or Net Losses and Nonrecourse Deductions as follows:

               (i) Unless the assignor and assignee agree to the contrary and shall so provide in the instrument effecting the Transfer, distributions shall be made to the person owning the Member's membership interest on the date of the distribution; and

               (ii) Net Profits or Net Losses and Nonrecourse Deductions shall be allocated by the number of days of the fiscal year each person held the Member's membership interest.

          (f) Tax Credits. Any Company tax credits shall be allocated among the Members in proportion to their respective Percentage Membership Interest.

          (g) Deficit Capital Accounts. Except as otherwise provided herein or under the Act, no Member shall be required at any time to make up any deficit in such Member's Capital Account.





          (h)  Further  Allocation  Rules.   Anything  herein  to  the  contrary
notwithstanding:

               (i) An item of Company tax loss or deduction shall not be allocated to a Member to the extent that as of the end of any taxable year a deficit balance in such Member's Capital Account would be created or increased (after adding to such Capital Account balance such Member's share of Company Minimum Gain and Member Nonrecourse Debt Minimum Gain as provided in Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5), respectively) and subtracting the items referred to in Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6). Any amount that cannot be allocated to one Member by reason of this Section shall be allocated to the Members whose Capital Accounts, as determined in accordance with the foregoing rules, are positive. Additionally, if in any taxable year any Member unexpectedly receives any adjustment, allocation or distribution described in Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) such that had such unexpected adjustment, allocation or distribution been known at the time of the determinations made under this Section such Member would not have been entitled to the allocation under this Agreement, such Member shall be allocated items of income and gain in an amount and manner sufficient to eliminate any deficit balance in such Member's Capital Account (after adjustment as provided above) as quickly as possible. The preceding sentence is intended to satisfy the qualified income offset provisions of the Regulations referenced therein.

               (ii) Company tax losses and Nonrecourse Deductions that are attributable to Member Nonrecourse Debt shall be allocated to the Member that bears the economic risk of loss for such debt. Such allocations and any determinations required in order to make such allocations shall be made in accordance with Regulation Section 1.704-2. Except as otherwise required by Regulation Section 1.704-2, all other Nonrecourse Deductions shall be allocated among the Members in accordance with their respective Percentage Membership Interest.

               (iii) If there is a net decrease in Company Minimum Gain during any Company taxable year, each Member shall be allocated before any other allocation is made under Section 704(b) of the Code (for such taxable year, and, if necessary, for subsequent years), items of
          Company income and gain in proportion to, and to the extent of such Member's share of the net decrease in Company Minimum Gain during such year (as determined in accordance with Regulation Sections 1.702-2(g)(2) and 1.702-2(j)(2)). This clause (iii) shall not apply to the extent no minimum gain chargeback is required pursuant to Regulation Section 1.704-2(f).






               (iv) Minimum Gain during any Company taxable year, each Member with a share of such Member Nonrecourse Debt Minimum Gain at the beginning of such taxable year shall be allocated, after any allocation pursuant to Section (iii) of this subparagraph (h) but before any other allocation is made under Section 704(b) of the Code (for such taxable year and, if necessary, for subsequent years), items of Company income and gain in proportion to, and to the extent of, such Member's share of the net decrease in such Member Nonrecourse Debt Minimum Gain (as determined in accordance with Regulation Sections 1.702-2(i)(4) and 1.702-2(j)(2)). This clause (iv) shall not apply to the extent no minimum gain chargeback is required pursuant to Regulation Section 1.704-2(i)(4).

               (v) Notwithstanding the allocations provided for in this subparagraph (h), each of the Members agrees that the Board of Managers is authorized to make such special allocations of items of income, gain, loss or deduction as may be necessary to eliminate the effects of any special allocations or adjustments to the Capital Accounts of the Members pursuant to Section 704(b) of the Code and any regulations promulgated thereunder ("Regulatory Allocations") which are applied to the Company by the Board of Managers but which Regulatory Allocations might cause distributions to the Members to differ from those provided for in this Agreement without the authority of the Board of Managers to make the special allocations of income, gain, loss or deduction provided for hereby.

               (vi) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations
          Section  1.704-1(b)(2)(iv)(m)(2)  or  1.704-1(b)(2)(iv)(m)(4),  to  be
          taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of such Member's interest in the Company, the amount of such adjustment to Capital
          Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Member to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

               (vii) Each item of income, gain, loss or deduction which is specially allocated under this subparagraph (h), shall not be taken into account for purposes of Net Profits and Net Losses allocated under subparagraph (c) of this Agreement.




          (i) Tax Allocations: Code Section 704(c).

          In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with clause (1) of the definition of Gross Asset Value in Section 18(a)(iv)) using the remedial method pursuant to the Regulations under Section 704(c).

          In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (2) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder.

          Any elections or other decisions relating to such allocations shall be made by the Board of Managers in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this subparagraph (i) are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

     19. Liquidation and Termination of the Company.




          (a) General. Upon the termination of the Company, the Company shall be liquidated in accordance with this Section 19 and the Act. The liquidation shall be conducted and supervised by the Board of Managers, or if there shall be no Board of Managers, by a person who shall be designated for such purpose by the members holding a majority of the Percentage Membership Interests in the Company (the Board of Managers or person for such purpose so designated being herein referred to as the "Liquidating Agent"). The Liquidating Agent shall have all of the rights and powers with respect to the assets and liabilities of the Company in connection with the liquidation and termination of the Company that the Board of Managers would have with respect to the assets and liabilities of the Company during the term of this Agreement including, without limitation, and notwithstanding any provision contained in this Agreement to the contrary, the ability to liquidate and/or sell any or all of the Company's tangible assets or intangible assets without the necessity to obtain any Member's consent. Without limiting the foregoing, the Liquidating Agent is hereby expressly authorized and empowered to execute and deliver any and all documents necessary or desirable to effectuate the liquidation and termination of the Company and the transfer of any asset or liability of the Company. The Liquidating Agent shall have the right from time to time, by revocable powers of attorney, to delegate to one or more persons any or all of such rights and powers and such authority and power to execute and deliver documents, and, in connection therewith, to fix the reasonable compensation of each such person, which compensation shall be charged as an expense of liquidation. The Liquidating Agent is also expressly authorized to sell the Company's assets and/or to distribute the Company's property to the Members or other third parties subject to liens and the terms and provisions of this Agreement.

                  (b) Statements on Termination. Each Member shall be furnished with a statement prepared by the Company's regular accountants setting forth the assets and liabilities of the Company as of the date of complete liquidation, and each Member's share thereof. Upon compliance with the distribution plan set forth in this Agreement, the Members shall cease to be such, and the Liquidating Agent shall execute, acknowledge and cause to be filed where appropriate under law a Certificate of Dissolution of the Company.

                  (c) Priority on Liquidation. The Liquidating Agent shall, to the extent feasible, liquidate and sell the tangible assets and the intangible assets of the Company as promptly as shall be practicable. To the extent the proceeds are sufficient therefor, in the Liquidating Agent's opinion, the proceeds of such liquidation shall be applied and distributed in the following order of priority (the "Liquidation Distribution"):

               (i) To pay the costs and expenses of the liquidation and termination;

               (ii) To pay the matured or fixed debts and liabilities of the Company;

               (iii) To establish any reserve that the Liquidating Agent may deem necessary for any contingent, unmatured or unforeseen liability of the Company;

               (iv) The balance, if any, shall be distributed to the initial Members of the Company up to an amount not in excess of the following for each Member on the Effective Date: (1) RSI, $6,500,000, if RSI has converted the RSI Subordinated Note on or prior to the date of the termination of the Company; (2) Veritech, Simon and Hornig, $550,000 pro rata in accordance with their Percentage Membership Interest on the Effective Date; and (3) each General Member, the amount of the initial capital contribution of such Member specified in Section 2(a), pro rata in accordance with to such amounts.

               (v) The balance, if any, shall be distributed to Veritech and the General Members up to an amount not in excess of $3,500,000 pro rata in accordance with their Percentage Membership Interest on the Effective Date.




               (vi) The balance, if any, shall be distributed to the Members of the Company in the proportion to their then Percentage Membership Interest.

          (d) Distribution of Non-Liquid Assets. If the Liquidating Agent shall determine that it is not practicable to liquidate all of the assets of the Company, then the Liquidating Agent shall cause the fair market value of the assets not so liquidated to be determined by appraisal by an independent appraiser. Such assets, as so appraised, shall be retained or distributed by the Liquidating Agent as follows:

               (i) The Liquidating Agent shall retain assets having a fair market value equal to the amount, if any, by which the net proceeds of liquidated assets are insufficient to satisfy the debts and liabilities of the Company (other than any debt or liability for which neither the Company nor the Members are personally liable), to pay the costs and expenses of the dissolution and liquidation, and to establish reserves, all subject to the provisions of this Agreement. The foregoing shall not be construed, however, to prohibit the Liquidating Agent from distributing, pursuant to this Agreement, property subject to liens at the value of the Company's equity therein.

               (ii) The remaining assets (including, without limitation, receivables, if any) shall be distributed to the Members by way of undivided interests therein in such proportions as shall be equal to the respective amounts to which each Member is entitled pursuant to this Agreement (including recognizing any priorities provided for in this Agreement). If, in the judgment of the Liquidating Agent, it shall not be practicable to distribute to each Member an undivided aliquot share of each asset, the Liquidating Agent may allocate and distribute specific assets to one or more Members as tenants-in-common as the Liquidating Agent shall determine to be fair and equitable, taking into consideration, inter alia, the basis for tax purposes of each asset distributed. Notwithstanding any provision contained herein to the contrary, if the Liquidating Agent shall for any reason be unable to liquidate and/or sell the Company's intangible assets in the course of any liquidation, then the parties hereto hereby instruct the Liquidating Agent to, and the Liquidating Agent shall, subject to the terms and provisions of this Section 19, distribute each of such intangible assets to the Members as co-owners with an undivided interest in the whole and unless otherwise agreed to by the parties hereto to the contrary, each Member to whom an intangible asset shall have been distributed shall have the full right to exploit the intellectual property rights contained therein without being obligated to account or pay to the other Member or Members for any royalties or other revenues received therefrom.






               (iii) Nothing contained in this Agreement is intended to cause any in-kind distributions to be treated as sales for value.

          (e) Orderly Liquidation. A reasonable time shall be allowed for the orderly liquidation of the assets of the Company and the discharge of liabilities to creditors so as to minimize the losses normally attendant upon a liquidation.

     20.      Loans and Advances.

          (a) Loans and Advances. If any Member, manager or any of their respective Affiliates shall loan or advance any funds to the Company, such loan or advance shall not be deemed a contribution to the capital of the Company and shall not in any respect increase such Member's Percentage Membership Interest in the Company. Such loan or advance shall constitute an obligation and liability of the Company. Unless otherwise agreed in writing between the Members, the Board of Managers and the Company, the Members, the managers and any of their respective Affiliates shall not have any personal obligation or liability for the repayment of such loans and the same shall be collectible only from Company assets. Any reference in this Agreement to the payment of debts, obligations or liabilities of the Company shall be deemed to include any such loans from a Member, a manager, and any of their respective Affiliates, to the extent that law and agreements to which the Company is a party or is subject permit, and to the extent that the terms of such loans may require, such loans from a Member, the managers or any of their respective Affiliates, shall be paid ahead of other general debts, obligations and liabilities of the Company.

    21.     Exculpation and Indemnification of Managers, Members and Affiliates.

          (a)  Exculpation.   Notwithstanding   any  other  provisions  of  this
Agreement, whether express or implied, or obligation or duty at law or in equity, no Member or manager, nor any officer or employee of the Company or any of its or their respective Affiliates (individually, a "Related Party" and collectively, the "Related Parties") shall be liable to the Company or any other person or entity for any act or omission taken or omitted by a Related Party which is within the scope of authority granted to such Related Party by this Agreement, provided that such act or omission does not constitute a breach of any representation, warranty, covenant or agreement of this Agreement, fraud, willful misconduct, bad faith or gross negligence.

          (b) Indemnification.




               (i) The Company shall indemnify any person or entity who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action initiated by or in the right of the Company in which action the Company ultimately prevails) by reason of the fact that such party is or was a Member, manager, officer, employee, or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee, trustee or agent of another limited liability company or corporation, partnership, joint venture, trust or other enterprise, from and against expenses (including attorneys' and accountants' fees and disbursements), judgments, fines and amounts paid in settlement, actually and reasonably incurred (collectively, "Losses") by such party in connection with such action, suit or proceeding if such party acted in good faith and in a manner such party reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such party's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which such party reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had reasonable cause to believe that such party's conduct was unlawful.

               (ii) To the extent that a Member, manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 21(a), or in defense of any claim, issue or matter therein, such party shall be indemnified against expenses (including attorneys' and accountants' fees and disbursements) actually and reasonably incurred by such party in connection therewith.

               (iii) Any indemnification hereunder (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination by the Board of Managers that indemnification of the Member, manager, officer, employee or agent is proper in the circumstances because such party has met the applicable standard of conduct set forth herein; provided, that no person or entity shall be entitled to indemnification hereunder to the extent that the amount of any Losses arises from a breach of any representation, warranty, covenant or agreement of this Agreement, fraud, willful misconduct, bad faith or gross negligence.






               (iv) Expenses (including attorneys' and accountants fees and disbursements) incurred by any Member, manager, officer, employee or agent in defending any civil, criminal, administrative or investigative action, suit or proceeding shall, with the prior consent of the Board of Managers which shall be made in good faith after meaningful consultation with the Chairman, be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person or entity to repay such amount if it shall ultimately be determined that such party is not entitled to be indemnified by the Company as authorized in this Section 21(b).

               (v) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 21(b) shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, agreement, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

               (vi) The Company may purchase and maintain insurance on behalf of any person who is or was a Member, manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee or agent of another limited liability company corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such party and incurred by such party in any such capacity, or arising out of such party's status as such.

               (vii) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 21(b) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Member, manager, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of each such person or entity.

    22.      Power of Attorney.

          (a) General. Each Member irrevocably constitutes and appoints the Board of Managers and the Liquidating Agent, or any one of them, with full power of substitution, the true and lawful attorney of such Member to execute, acknowledge, swear to and file any of the following:

               (i) Any amendment to the Certificate pursuant to the Act; provided, that if any provision of such amendment adversely affects such Member's limited liability company interests in the Company such amendment is approved by all the Members;

               (ii) Any certificate or other instrument (i) that may be required to be filed by the Company under the laws of the United States, the State of Delaware or any other state in which any of the Members reside or in which the Company engages in business or (ii) which the Board of Managers deems advisable to file;

               (iii) Any amendments to the certificates or other instruments referred to in paragraphs (a) and (b) of this Section 22;

               (iv) Any document that may be required to effectuate the liquidation or termination of the Company; and




               (v) Any amendment to this Agreement or the foregoing certificates, instruments or documents necessary to effect any change permitted under this Agreement or to reflect any change in the ownership of membership interests in the Company as expressly provided for in this Agreement.

                    It is expressly acknowledged by each Member that the foregoing power of attorney is coupled with an interest and shall survive the disability of such Member or a Transfer by such Member, provided, however, that if such Member shall make a Transfer of all of such Member's membership interest and the Transferee shall, in accordance with the provisions of Article VIII of this Agreement, become a successor Member, such power of attorney shall survive the Transfer only for the purpose of executing, acknowledging, swearing to and filing any and all instruments necessary to effectuate such substitution.

                    Each Member hereby agrees to execute concurrently herewith or upon five (5) business days' prior written notice, a special power of attorney containing the substantive provisions of this Agreement in form satisfactory to the Board of Managers.

          (b) Successor Members. A power of attorney similar to that contained in Section 22(a) of this Agreement shall be one of the instruments that the Board of Managers may require a successor Member to execute, acknowledge and swear to pursuant to this Agreement. No Transferee shall become a Member or otherwise own all or part of a Member's Percentage Membership Interest or any other interest in the Company unless, as a condition precedent thereto, such purported Transferee becomes a signatory of this Agreement.

          (c) Additional Power of Attorney. Upon the admission of a successor Board of Managers or upon the liquidation or termination of the Company, the Members, at the request of the Board of Managers or any of such successor Board of Managers or the Liquidating Agent, shall execute, acknowledge and swear to and deliver a new power of attorney, similar to that described in Section 22(a) of this Agreement, in favor of any such successors or the Liquidating Agent.

     23. Certain Defined Terms. For the purposes of this Agreement, the following terms used herein shall be defined as follows:






          (a) Affiliate. With respect to any Person means: (i) any person at the time directly or indirectly controlling, controlled by or under direct or indirect common control (whether by ownership of voting securities, contract or otherwise) with such person; (ii) any executive officer, senior employee or director (or a person with similar responsibilities) of such person; and (iii) when used with respect to an individual, shall include the Family Group of such individual. Notwithstanding the provisions of this Section 23(a), an Affiliate of RSI shall include Reckson, Reckson Realty Associates Corp. and any Platform Company.

          (b) Contingent Transfer. A Transfer of Interest of membership interests other than a Transfer (A) permitted by, and as described in, Sections 5(b)(i) (Testamentary and Gift Transfers), (ii) (Affiliate Transfers), (iii) (Sale to the Company), (v) (Pledges), (vi) (Syndications), Section 10 (Buy/Sell) or Section 16 (RSI Put) or (B) pursuant to the exercise of the Veritech Call.

          (c) Deposit Defaulted Interests. Means that aggregate amount of membership interests so that the value of such membership interests (valued at the Third Party Price, Buy/Sell Price or Fair Market Value, as the case may be) equals the amount of the FR Deposit, Buy/Sell Deposit, Call Deposit, Put Deposit or RSI Put Deposit, as the case may be, less the amount of the Cash Deposit actually paid by such Member.

          (d) Disqualified Transferee. Means, unless waived by RSI, any Person other than the Persons listed on Schedule B hereto that is: (i) a real estate investment trust or similar investment vehicle, real estate investor or developer which actively and directly (by itself or through one or more of its Affiliates) competes with RSI or any of its Affiliates in the geographic locations in which it or any such Affiliate is then actively engaged in the real estate investment or management business; or (ii) actively and directly (by itself or through one or more of its Affiliates) competes in the same business or any line of business of the Company or any other Platform Company of RSI or any of its Affiliates; provided, however, that notwithstanding the foregoing to the contrary, in no event shall a Disqualified Transferee include any pension fund or trust or any financial investor, including without limitation those set forth on Schedule B hereto, whose primary activity is investment in entities or businesses (including real estate businesses).

          (e) Employed the RSI Funds. Means that the total disbursements by the Company on or prior to the specified date plus the aggregate amount that the Company is unconditionally contractually committed to disburse from its funds as of such date is equal to $6,500,000 or more; provided, that the Company shall be deemed to have Employed the RSI Funds: (i) if such disbursements and contractual commitments would have equaled or exceeded $6,500,000 had the Company conducted its Business in accordance with the Plan; or (ii) in any event, on and after the date that is two years and sixty (60) days after the Effective Date; provided, further, that, solely with respect to the Significant Decision specified in
Section 9(c)(vii), the Company shall be deemed to have Employed the RSI Funds if the actual or deemed amount of such disbursements and contractual commitments equals or exceeds, or would have equaled or exceeded, $5,500,000.






          (f) Excused Condition. With respect to any Member which will purchase membership interests of any other Member hereunder, means a breach or default on the part of the selling Member or the failure of a condition precedent to the specified purchase of the membership interests unless such failure is the result of a breach, default or failure on the part of the purchasing Member.

          (g) Fair Market Value. With respect to the valuation of the Company for the purposes of this Agreement shall mean the fair market valuation of the equity of the Company determined by valuing the Company as a going concern without any discount for loss of liquidity determined by the mutual agreement of RSI and Veritech or, if after ten (10) business days such parties do not agree upon such determination, the average of such fair market valuations of the Company (provided, that in connection with a Capital Call Notice the acquisition or investment that is the subject of such notice shall be valued at the proposed cost to the Company) as determined in good faith by two Nominated Investment Banks selected by the Company in the order of appearance of such firms on Schedule A; provided, that if the difference between such valuations is greater than ten (10%) of the higher valuation, then the Company shall select the next available Nominated Investment Bank (in the order of appearance of such firms on such schedule) and the "Fair Market Value" shall equal the average of all three such valuations. Whenever the Fair Market Value of the Company is to be determined, the Company shall pay all fees and disbursement of such Nominated Investment Banks and shall require that each Nominated Investment Bank to (x) confirm in writing that it is independent with respect to, and not conducting any business with, any Member or their respective Affiliates other than stock or commodity or similar brokerage or broker/dealer activities for reasonable and customary commissions or discounts and (y) report its valuation within thirty
(30) days after the date of such assignment. The "Fair Market Value" of any membership interest held by any Member shall be the Fair Market Value of the Company, as determined above, multiplied by the Percentage Membership Interest represented by such membership interests on the date of such determination. Accordingly, the Fair Market Value of such membership interests is without regard to a premium or discount for a majority or minority interest. It is acknowledged and agreed that the procedures described above are to determine the specified valuation with administrative efficiency and expediency. Accordingly, no party hereto shall have a right, and no Nominated Investment Bank shall be required to or shall hold any hearing, presentation or other advocacy proceeding with respect to the preparation of such valuation and the determination of such value in accordance with the terms hereof shall be final and binding on the parties hereto.






          (h) Family Group Member. Means with respect to (i) (I) Veritech, Jon Halpern; (II) Rabinowitz: Marty Rabinowitz; (III) Simon: Arthur Simon; (IV)
Hornig: Daren Hornig or (V) RSI: Scott Rechler or Mitchell Rechler; (ii) the parents grandparents, brothers, sisters, spouse and descendants (whether natural or adopted) of any person described in clause (i) above; (iii) any spouse or descendant of any person described in clauses (i) and (ii) above; (iv) any trust created solely for the benefit of any person described in clauses (i) through
(iii) above; (v) any executor or administrator for any of the persons described in clauses (i) through (iv) above; (vi) any partnership solely of persons described in clauses (i) through (v) above; and (vii) any corporate foundation created by any of the persons described in clauses (i) through (v) above for charitable purposes.

          (i) Interim Loans. Means the loans and advances made by RSI or its Affiliate to Veritech on or prior to the Effective Date.

          (j) IPO. Means an initial public offering of the membership interests in (or other equity interest in or equity security of) of the Company which is registered with the Securities and Exchange Commission under the provisions of the 1933 Act; provided, that not less than twenty percent (20%) such interest (on a fully diluted basis after giving effect to the sale of such interests in such IPO) shall be issued in such offering (or any substantially similar transaction, including without limitation, the transfer of the Company's assets to a subsidiary and the sale of such subsidiary's stock in an offering of the type described in this subsection with respect to the Company).

          (k) Liens. Means any lien, encumbrance, claim, charge or restriction on or with respect to the membership interests other than a lien, encumbrance, claim, charge or restriction imposed by this Agreement or which either (A) was granted in order to secure any obligation of the Company or any guaranty of any obligation of the Company at the request of the Company or (B) is fully, absolutely and irrevocably released on the day of a Transfer of such membership interests.

          (l) OCC Buy Sell Right. Means a Buy/Sell Right (as defined by the OCC LLC Agreement) of the membership interests in OCC pursuant to the terms and provisions of the OCC LLC Agreement caused by, or resulting from, a Deadlock (as defined by the OCC LLC Agreement) with respect to the merger or consolidation of OCC or the sale of all or substantially all of the assets of OCC.

          (m) OCC LLC Agreement. Means the Limited Liability Company Agreement of OCC, as amended from time to time.

          (n) Person. Any individual and any corporation, partnership, trust or other entity.

          (o) Platform Company. The Company and any other company or entity, or any division thereof, in which RSI, Reckson, or any of their respective Affiliates directly or indirectly invests and has rights to direct or significantly influence the management and control thereof.

          (p) Supermajority Effective Period. Means the period of time concerning on the date hereof and ending on the date that: (i) Veritech's Percentage Membership Interests is less than 12.9870% and (ii) at such time the ratio of RSI's Percentage Membership Interests to Veritech's Percentage Membership Interest is greater than 2.26:1.




          (q) Syndicate Representative. Means: (i) any individual who is ultimately at the direction of JAH Realties, L.P., in the case of a Syndication by Veritech; (ii) Mr. Martin Rabinowitz, in the event of a Syndication by Rabinowitz; (iii) Mr. Arthur Simon, in the event of a Syndication by Simon; and
(iv) Mr. Daren Hornig, in the event of a Syndication by Hornig.

          (r) Tag-Along Interest. Means a membership interest of the specified Tag-Along Member equal to the same percentage of membership interest of the selling Member which it proposes to Transfer in the specified Contingent Transfer (for example, if a Selling Member has a fifty (50%) percent Percentage Membership Interest in the Company and proposes to sell one-half of its membership interest (i.e., a twenty-five (25%) percent Percentage Membership Interest in the Company), the Tag-Along Interest would equal one-half of the Tag-Along Member's membership interest; provided, that, in no event shall the Tag-Along Interest exceed the aggregate Percentage Membership Interest proposed to be sold by the selling Member.

          (s) Tag-Along Member. Means a Member which is exercising the Tag-Along Right provided in Section 7.

          (t) Third Party Price. (i) Means a proposed or offered price in or converted to cash equal to: (A) cash; (B) cash equivalents; and (C) stated principal amount of any promissory notes, in each case, included in any such proposal or offer; provided, however, that if there is no interest rate, or a nominal interest rate, the stated principal amount shall be discounted in accordance with generally accepted accounting principles; provided, further, that any such note shall be included in the Third Party Price only if the obligor (or guarantor) of such note has a minimum financial net worth of at least $5,000,000 on a pro forma basis, assuming the Third Party Offered Interest are purchased in accordance with the terms stated in the Notice of Offer. As used herein, the Third Party Price for membership interests other than Third Party Offered Interests shall be adjusted to equal a price per Percentage Membership Interest represented by such membership interests. Accordingly, the Third Party Price of Tag-Along Interests shall equal the Third Party Price as defined by clause (i) above multiplied by a fraction, the numerator of which is equal to the Percentage Membership Interest represented by such Tag-Along Interests and the denominator of which is equal to the Percentage Membership Interest represented by the Third Party Offered Interests. For example, if the Third Party Offered Interest represents a Percentage Membership Interest of 33%, the Third Party Offered Price as defined by clause (i) above is equal to $1,000,000 and the Tag-Along Interest represents a Percentage Membership Interest equal to 10%, then the Third Party Price of the Tag-Along Interest is equal to $300,000, computed as follows: $1,000,000 / .33 * .10 or $3,000,000 *
 .10 or $300,000.

          (u) Glossary. A glossary of other defined terms is attached hereto as Schedule C.

     24. Amendment and Modification. No change or modification of this Agreement shall be valid, binding or enforceable as against: (i) the Company unless the same shall be in writing and signed by the Company; or (ii) any of the Members unless the same shall be in writing and signed by such Member unless the rights of such Member are not adversely affected by such amendment.




     25. Assignment. This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors, but neither this Agreement nor any of the rights, benefits, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties; provided, however, that the rights and benefits of this Agreement shall be assigned to any purchaser or transferee of membership interests if such transaction is a Permitted Transfer, except that unless such purchaser or Transferee is an Affiliate of RSI, Veritech or a General Member, the rights and benefits of the following Sections may shall not be assigned or transferred to any Person other than a Pledgee which is not a Disqualified Transferee without the prior written consent of each Institutional
Member: 6 (Right of First Refusal), 7 (Tag-Along Rights), 9 (Governance), 10 (Deadlock Regarding Significant Decisions; Buy/Sell Option), 11 (Additional Contributions), 14 (Veritech Call Right; Veritech Put Right), 15 (Participation Right), 16 (RSI Put Option) and 35 (Initial Investment in the Company by RSI). This Agreement is not intended to confer upon any other person except the parties hereto and their permitted successors and assigns any rights or remedies hereunder. In the event that any membership interests are Transferred by RSI, Veritech or a General Member to an Affiliate of such Member, such Transferee shall be deemed to be included in each reference to RSI, Veritech or such General Member, as the case may be; provided, that notices shall only be required to be sent to, and shall only be sent by, RSI, Veritech, Rabinowitz, Simon or Hornig, as the case may be, for as long as such party is a Member hereunder.

     26. Further Assurances. Each party hereto by the execution and delivery of this Agreement hereby consents to the formation of the Company, the sale to, and the acquisition by, the Company of the Contributed Assets by the Company from Veritech pursuant to the terms and conditions of the Capital Contribution Agreement, the conduct of the Business by the Company, obtaining and maintaining in full force and effect all regulatory approvals, licenses, permits and consents necessary or desirable to conduct the Business and hereby agrees that he or it shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     27. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware governing agreements made wholly within the State of Delaware.

     28. Notices. All notices given pursuant to this Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or overnight air courier guaranteeing next day delivery:





                  (a)      if to the Company,
                           to the principal office of the Company:

                           680 Fifth Avenue
                           New York, NY  10022
                           Attention: The Chairman
                           Tel:     (212) 324-1500
                           Fax:     (212) 324-1550

                           with a copy to:

                           Herrick, Feinstein LLP
                           2 Park Avenue
                           New York, NY  10016
                           Attention:  Stephen M. Rathkopf, Esq.
                           Tel:  (212) 592-1400
                           Fax: (212) 889-7577

                           with a copy to:

                           Paul, Hastings, Janofsky & Walker LLP
                           399 Park Avenue, 30th Floor
                           New York, NY  10022
                           Attention:  Scott Wornow, Esq.
                           Tel:  (212) 318-6000
                           Fax:  (212) 319-4090

                           and
                           if Rabinowitz is a Member,
                           Pryor, Cashman, Sherman & Flynn
                           410 Park Avenue
                           New York, New York 10022
                           Attention: Steven M. Rabinowitz, Esq.
                           Tel: (212) 326-4100
                           Fax: (212) 319-4090

                           and

                           if Hornig is a Member,
                           Davidoff & Malito, LLP
                           605 Third Avenue
                           New York, NY 10158
                           Attention:  Charles Klein, Esq.
                           Tel: (212) 557-7200
                           Fax: (212) 286-1884




                           and
                           if Simon is a Member,
                           Frankfurt, Garbus, Klein & Selz, P.C.
                           488 Madison Avenue
                           New York, New York 10022
                           Attention:  Gary Schonwald, Esq.
                           Tel:  (212) 980-0120
                           Fax: (212) 593-9175

          (b) if to the Member, to him or it at his or its address as reflected in the records of the Company or as the Member shall designate to the Company in writing, such designation to be effective only upon receipt.

          (c) Except as otherwise provided in this Agreement, each such notice shall be deemed given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

     29. Consent to Jurisdiction. All actions and proceedings arising out of, or relating to, this Agreement shall be heard and determined in any state or federal court sitting in Delaware (including without limitation the Court of Chancery) or New York. The undersigned, by execution and delivery of this Agreement, expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding; (ii) consent to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to such party by hand or by certified mail, delivered or addressed as set forth in Section 28 of this Agreement; and (iii) waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.




     30. Entire Agreement; Non-Waiver. This Agreement supersedes and terminates all prior agreements between any of the parties hereto with respect to the subject matter contained herein, and this Agreement embodies the entire understanding between the parties relating to such subject matter, and any and all prior correspondence, conversations and memoranda are merged herein and shall be without effect hereon. No promises, covenants or representations of any kind, other than those expressly stated herein, have been made to induce any party to enter into this Agreement. In the event a party hereto is in material breach of any of the terms and provisions of this Agreement, then such party shall not be entitled to the benefits of this Agreement including without limitation the Supermajority Vote provided in Section 9. No delay on the part of any party in exercising any right hereunder shall operate as a waiver thereof, nor shall any waiver, express or implied, by any party of any right hereunder or of any failure to perform or breach hereof by any other party constitute or be deemed a waiver of any other right hereunder or of any other failure to perform or breach hereof by the same or any other Member, whether of a similar or dissimilar nature thereof.

     31. Specific Performance and Injunctive Relief. The parties recognize and acknowledge that their membership interests are closely held and that, accordingly, in the event of a breach or default by one or more of the parties hereto of the terms and conditions of this Agreement, the damages to the remaining parties to this Agreement, or any one or more of them, may be impossible to ascertain and such parties will not have an adequate remedy at law. In the event of any such breach or default in the performance of the terms and provisions of this Agreement, any party or parties thereof aggrieved thereby shall be entitled to institute and prosecute proceedings in any court of competent jurisdiction, either at law or in equity, to enforce the specific performance of the terms and conditions of this Agreement, to enjoin further violations of the provisions of this Agreement and/or to obtain damages. Such remedies shall however be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or at law (including the right to retain a Deposit as partial "liquidated damages"). Each Member hereby waives any requirement for security or the posting of any bond or other surety and proof of damages in connection with any temporary or permanent award of injunctive, mandatory or other equitable relief and further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     32. Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and all disbursements in addition to any other available remedy.

     33. Severability. If any provision of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to the other parties or circumstances shall not b e affected thereby and shall be enforced to the greatest extent permitted by applicable law.

     34. Miscellaneous.

          (a) Notwithstanding any provision of this Agreement to the contrary, a Transferee of a Permitted Transfer shall take the membership interests in such sale or transaction subject to the terms and provisions of this Agreement including, without limitation, the Tag-Along and Participation Rights of the Members provided herein.

          (b) Section headings are for convenience of reference only and shall not be used to construe the meaning of any provision of this Agreement.

          (c) This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one agreement.




          (d) Any word or term used in this Agreement in any form shall be masculine, feminine, neuter, singular or plural, as proper reading requires. The words "herein", "hereof", "hereby" or "hereto" shall refer to this Agreement unless otherwise expressly provided. Any reference herein to a Section or any exhibit or schedule shall be a reference to a Section of, and an exhibit or schedule to, this Agreement unless the context otherwise requires. Any reference herein to a "business day" shall mean a day in which the New York branch of the Federal Reserve Bank is open for business during its normal hours of operation.

          (e) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto who have executed and delivered this Agreement on or prior to 5:00 p.m. (New York City time), March 2, 1998 and their respective successors, assigns and permitted Transferees (to the extent otherwise permitted by this Agreement). In the event that any General Member does not so execute and deliver this Agreement on or prior to such date and time, then Veritech shall have the right and the obligation to purchase from the Company all, but not less than all, of the membership interest which would have been allocated to each such General Member on the same terms and conditions as such General Member (unless otherwise agreed by the Company) and from and after such date, each reference to the term "General Member" shall not include any party which did not so execute and deliver this Agreement on or prior to such date and time unless any such party otherwise acquires a membership interest in the Company in accordance with the terms and provisions of this Agreement.

          (f) In the event the terms and conditions of any Buy/Sell Notice or Notice of Transfer are inconsistent with the terms and conditions of this Agreement, the terms and conditions of this Agreement shall supersede the terms and conditions of any such notice. The Buy/Sell Right shall be applicable to the all, but not less than all, of the membership interests held by an Institutional Member and all of its Affiliates.

     35. Initial Investment in the Company of RSI.

          (a) Intention of Parties. It is the intention of the parties hereto that the initial investment in the Company of RSI shall be pursuant to the terms and provisions of that certain RSI Subordinated Note which shall be executed and delivered by the Company and RSI on or prior to the Effective Date and provides, inter alia, that:






               (i) RSI, in its sole discretion, may exercise a right (the "Conversion Right") to convert all, but not less than all, of the aggregate principal amount and the accrued and unpaid interest under the RSI Subordinated Note on the date of such conversion (the "Conversion Date") into the Percentage Membership Interest (the "RSI Deemed Membership Interest") specified in Section 2(c)(ii) subject to adjustment as provided in the RSI Subordinated Note with all rights and benefits provided to RSI under this Agreement including, without limitation, the governance rights provided in Section 9 and the right to contribute Necessary Funds to the Company by the purchase of Additional Interests (including Additional Subscription Interests) in the Company offered to Members in the Company from time to time pursuant to a Capital Call Notice as if the Conversion Right were exercised on the date hereof;

               (ii) That RSI may exercise its Conversion Right at any time on or prior to the date that is two (2) years and thirty (30) days after the Effective Date (the "Conversion Period") upon delivery of a notice to such effect and an original of the RSI Subordinated Note (or a duly executed affidavit that such note is lost or stolen).

               (iii) That all amounts to be paid by RSI to the Company may, at the option of RSI in its sole discretion, be paid by (A) a loan by RSI to the Company under the terms and provisions of the RSI Subordinated Note (increasing the principal balance thereof) or (B) a cash contribution to the capital of the Company for a membership interest (or increase of its Percentage Membership Interest) in the Company;

               (iv) That if RSI does not exercise its Conversion Right on or prior to the expiration of the Conversion Period, then (A) the membership interests of RSI which it holds on the date hereof (i.e., the 1% Percentage Membership Interest specified in Section 2 (c)(i)) shall be redeemed by the Company and (B) the Company shall have the right, but not the obligation, to redeem all other membership interests held by RSI on such date, in each case, within thirty (30) days after the expiration of the Conversion Period at a purchase price equal to the Fair Market Value of such membership interests on the date of such redemption, such amount to be paid by cash or by an increase in the principal amount of outstanding indebtedness under the RSI Subordinated Note;

               (v) That during the Conversion Period the interest rate under the RSI Subordinated Note shall equal twelve (12%) percent, per annum, compounded annually paid semi-annually to the extent provided below and, to the extent the accrued interest is not paid in full on the expiration of the Conversion Period, such unpaid amount shall be accrued and paid in full without additional interest on the maturity date of the RSI Subordinated Note;

               (vi) That after the Conversion Period the interest rate under the RSI Subordinated Note shall equal seven (7%) percent, per annum, compounded annually and paid semi-annually commencing on the first semi-annual period after the expiration of the Conversion Period;

               (vii) That the unpaid principal balance shall be due and payable on the date that is twelve (12) years after the Effective Date;




               (viii)  That,   subject  to  terms  and  conditions  of  the  RSI
          Subordinated Note, the Company may draw upon the aggregate principal amount of six million five hundred thousand and 00/100 ($6,500,000.00) dollars less the outstanding principal amount of the Interim Loans on the date of the execution and delivery of the RSI Subordinated Note (as evidenced by the endorsement of the schedule to the RSI Subordinated Note) from time to time upon demand by the Company in amounts not less than $500,000 or the maximum amount which the Company may then borrow under the RSI Subordinated Note;

               (ix) That if RSI exercises its Conversion Right, RSI shall contribute to the capital of the Company the amount which $6,500,000 exceeds the amount which the Company has drawn upon (including, without limitation, the outstanding principal amount of the Interim Loans on the date of the execution and delivery of the RSI Subordinated Note) pursuant to the terms and conditions of the RSI Subordinated Note, if any;

               (x) The indebtedness under the RSI Subordinated Note shall be subordinate in right of payment as provided therein and RSI will execute and deliver any subordination agreement reasonably requested by the Company to confirm the subordinated status of the RSI Subordinated Note;

               (xi) That during the Conversion Period the Company is required to pay accrued interest only to the extent that RSI would have received a distribution of Net Cash Flow had it exercised the Conversion Right and converted the RSI Subordinated Note into the RSI Deemed Membership Interest;

               (xii) That during the Conversion Period the Company shall distribute to RSI an amount equal to the excess, if any, of (x) the amount of distributions actually made to the members in the Company during any fiscal period that RSI would have received had it exercised the Conversion Right and converted the RSI Subordinated Note into the RSI Deemed Membership Interest immediately prior to such distribution less (y) the amount of accrued interest received by RSI during such fiscal period; and

               (xiii) That during the Conversion Period RSI shall have the rights and benefits provided to it under this Agreement.

          (b) General Interpretation of this Agreement. The parties hereto agree that this Agreement shall be interpreted in a manner that fully effectuates the intention of the parties described in Section 35(a).




          (c) Consent to Admission of RSI as a Member in the Company. Each Member on behalf of themselves and any of their respective assignees or transferees) hereby agrees, and each such assignee and transferee as a condition to being admitted as a member in the Company shall agree, to the admission of RSI as a member in the Company upon the conversion of the RSI Subordinated Note in accordance with the terms and provisions thereof or upon the purchase by RSI of any Additional Interests by a cash contribution to the capital of the Company.

          (d) Release of Security Interest. Simultaneously with the execution and delivery of the RSI Subordinated Note the security interest of RSI (or its Affiliate) in Veritech's ownership of OSA and OSL shall be terminated and released by RSI (or such Affiliate) and RSI (or such Affiliate) shall deliver to Veritech duly executed and completed UCC Termination Statements on UCC Form-3 for filing by Veritech to record such termination and release.

          (e) Interpretation of Specific Provisions of this Agreement. Each of the parties hereto agrees that in furtherance of the intent expressed above in this Section 35, during the Conversion Period or, if earlier, until the Conversion Date the following provisions of this Agreement shall be interpreted as provided below:

               (i) Recitals.

                    (A) Each Member by the execution and delivery of this Agreement hereby elects RSI as a manager of the Company with all rights provided to RSI hereunder.

                    (B) Until the expiration of the Conversion  Period RSI shall continue to be a manager of the Company with all such rights and benefits.

                    (C) That upon conversion of the RSI Subordinated Note, RSI's membership interest in the Company shall be increased to the RSI Deemed Membership Interest.

                    (D) The term  "membership  interest"  shall  include the RSI
               Deemed Membership Interest and all of RSI's right, title and interest in, to and under the RSI Subordinated Note. Further, each other term defined herein (e.g., "Transfer", "Third Party Offered Interests", "Bring Along Interest", "Contingent Transfer", "Permitted Transfer", "Syndication", "Supermajority Effective Period", "Restrictive Covenant Period" and "RSI
               Exclusivity   Period")   shall  be   conformed  to  include  such
               reference.




               (ii) Section 2(c) Initial Percentage Membership Interests. The "Percentage Membership Interest" of RSI shall be computed by aggregating the Percentage Membership Interest of RSI (including Additional Interests actually purchased by RSI by a cash contribution to the capital of the Company) and the Percentage Membership Interest represented by the RSI Deemed Membership Interest as of the date of such computation (including Additional Interests deemed to have been purchased by RSI). Further, each other term defined herein (e.g., "Base Percentage Interest") shall be conformed to include such reference.

               (iii) Section 4 Representations and Warranties of the Members. Each Member hereby authorizes the execution, delivery and performance of the RSI Subordinated Note by the Company and RSI hereby represents and warrants that the RSI Subordinated Note was duly authorized, executed and delivered.

               (iv) Section 9 Governance. RSI shall have all of the rights provided in Section 9 including, without limitation, the right to designate the RSI Designees to the Board of Managers and the requirement that all Significant Decisions be approved by a Supermajority Vote.

               (v) Section 10 Deadlock Regarding Significant Decisions; Buy/Sell Option. Without limiting the generality of the interpretation of "membership interests" provided above, in the event that a Buy/Sell Right is exercised, RSI shall be deemed to have exercised its Conversion Right immediately prior to such exercise and, accordingly, the Buy/Sell Deposit may include a pledge of the RSI Subordinated Note or part thereof.

               (vi) Section 11 Additional Contributions. RSI shall have the right to purchase Additional Interests offered pursuant to the provisions of Section 11 as if RSI had exercised its Conversion Right immediately prior to such offering. RSI may, in its sole discretion, pay for any Additional Interests by (A) a cash contribution to the capital of the Company or (B) a loan to the Company of the aggregate purchase price of such Additional Interests under the terms and provisions of the RSI Subordinated Note. RSI shall have actually purchased Additional Interests if it pays for such Additional Interests by a cash contribution to the capital of the Company, and shall for the purposes of this Agreement be deemed to have purchased such Additional Interests if it loans money to the Company as provided above. Any amount paid by RSI to the Company for such Additional Interests (whether as a cash contribution or loan) shall be included in the amount of "Purchased Additional Interests" and "Member Purchased Interests".




               (vii) Section 12 Opportunities; Confidentiality; Non-Competition; RSI Buildings. If on or prior to the Conversion Date the Conversion Right is not exercised by RSI, then: (A) the term "Restrictive
          Covenant Period" with respect to RSI, Reckson and any of their respective Affiliates shall mean the period that commences on the date hereof and expires one (1) year after the Conversion Date or, if earlier, the date of an IPO; and (B) the term "RSI Exclusivity Period" shall mean the period of time commencing on the Effective Date and expiring on the date that is one (1) year after the Conversion Date or, if earlier, the date of an IPO.

               (viii) Section 17(b) Books and Records. The capital account in the Company of RSI shall exclude the membership interests in the Company which RSI would acquire upon the exercise of the Conversion Right.

               (ix) Section 18 Distributions and Allocations. There shall be no allocations of income or loss to RSI with respect to the RSI Deemed Membership Interest unless RSI exercises its Conversion Right.

               (x) Section 19(c) Priority on Liquidation. The term "Percentage of Membership Interest" shall not include the Percentage Membership Interest represented by the RSI Deemed Membership Interest.

               (xi) Section 20 Loans and Advances. For the purposes of the first sentence of Section 20(a), the Percentage Membership Interest of RSI shall be increased by the RSI Deemed Membership Interest.



                      [The next page is the Signature Page]






          IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as of the date first written above.

                                   ONSITE VENTURES, L.L.C.

                                   By: ______________________________
                                       Name: Jon Halpern
                                       Title: Manager


                                   RSI-OSA HOLDINGS, INC.

                                   By:  _____________________________
                                        Name: Scott Rechler
                                        Title: President

                                   VERITECH VENTURES LLC

                                   By:  JAH Realties, L.P.,
                                            its Managing Member

                                        By: JLH Realty Management Service, Inc.,
                                            its general partner

                                   By:  ________________________
                                        Name:  Jon Halpern
                                        Title:  President

                                   ------------------------------
                                   MARTIN RABINOWITZ, Individually

                                   ------------------------------
                                   ARTHUR SIMON, Individually

                                   ------------------------------
                                   DAREN HORNIG, Individually

                  [Signatures Continued on the Following Page]



                                   ACCEPTED AND AGREED AS TO
                                   SECTIONS 12 (c) and 12(d)

                                   RECKSON SERVICES INDUSTRIES INC.


                                   By:  ______________________________
                                        Name:   Scott Rechler
                                        Title:  President




                                   SCHEDULE A
                           Nominated Investment Banks



1.      Ladenburg Thalmann & Co. Inc.

2.      Morgan Stanley Group Inc.

3.      Bear, Stearns & Co. Inc.

4.      BancAmerica ROBERTSON STEPHENS

5.      Goldman Sachs & Co.

6.      BT Alex Brown Incorporated

7.      Donaldson, Lufkin & Jenrette Securities Corporation

8.      Salomon Smith Barney

9.      Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner &
        Smith Incorporated

10.     Lazard  Freres & Co. LLC


[End of List]





                                   SCHEDULE B
                     Exceptions to Disqualified Transferees


A.   Developers

         Capelli

B.  Financial Investors

         Soros Funds

         Apollo Funds

         NorthStar Funds


[End of List]





                                   SCHEDULE C
                            Glossary of Defined Terms


Term                                                         Reference
----                                                         ---------
1933 Act                                                     5(b)
Act                                                          Recitals
Additional Interests                                         11(a)
Additional Subscription Interests                            11(d)
Agreement                                                    Recitals
Base Percentage Interest                                     11(e)
Bring Along Right                                            8(a)
Bring Along Interest                                         8(a)
Building                                                     1(b)
Business                                                     1(b)
Buy/Sell Closing Date                                        10(h)
Buy/Sell Notice                                              10(b)
Buy/Sell Right                                               10(a)
Buy/Sell Value                                               10(b)
Buy/Sell Deposit                                             10(f)
Buy/Sale Value                                               10(b)
Call Deposit                                                 14(d)
Capital Call Notice                                          11(a)
Capital Contribution Agreement                               Recitals
Cash Deposit                                                 6(c)
Cash Flow Revenue                                            9(b)
Certificate                                                  1(d)
Code                                                         17(d)
Company Option Plan                                          9(b)
Company                                                      Recitals
Competitor                                                   12(d)
Contributed Assets                                           Recitals
Conversion Right                                             35(a)
Deadlock                                                     10(b)
Deciding Member                                              10(b)
Effective Date                                               2(a)
Equipment                                                    1(b)
FR Acceptance Notice                                         6(b)
FR Notes                                                     6(d)





FR Closing Date                                              6(b)
FR Acceptance Period                                         6(b)
FR Deposit                                                   6(c)
FR Right                                                     6(b)
FR Member                                                    6(a)
Fully Subscribing Member                                     11(c)
General Member Offered Interest                              6(g)
Hornig                                                       Recital
HSR Act                                                      13(a)
IM Closing Date                                              6(g)
IM Acceptance Notice                                         6(g)
IM Share                                                     6(g)
IM Refusal Right                                             6(g)
IM Acceptance Period                                         6(g)
Initial Veritech Capital Contribution                        2(a)
Initial Rabinowitz Capital Contribution                      2(a)
Initial Simon Capital Contribution                           2(a)
Initial RSI Capital Contribution                             2(a)
Initial Hornig Capital Contribution                          2(a)
Initiating Member                                            10(b)
Institutional Members                                        Recitals
IRR Benchmark                                                9(b)
IRS                                                          17(d)
JAH                                                          Recitals
Liquidating Agent                                            19(a)
Liquidation Distribution                                     19(c)
Losses                                                       21(b)
Management Share                                             9(b)
Member Purchased Interests                                   11(d)
Members                                                      Recitals
MRVeritech Loan                                              2(a)
Necessary Funds                                              11(a)
Nominated Investment Bank                                    10(b)
Non-Fully Subscribing Member                                 11(c)
Notice of Offer                                              6(a)
Notice of Transfer                                           7(b)
OCC Local                                                    Recitals
OCC Access                                                   Recitals
OCC                                                          5(b)





Participation Right                                          15(a)
Partly Subscribing Member                                    11(c)
Percentage Membership Interest                               2(c)
Permitted Transfer                                           5(b)
Plan                                                         1(b)
Pledge                                                       5(b)
Pledgee                                                      5(b)
Projections                                                  9(b)
Purchased Additional Interests                               11(d)
Put Deposit                                                  14(d)
Rabinowitz                                                   Recitals
Reckson                                                      5(b)
Related Party                                                 21(a)
Response Notice                                               10(e)
Restrictive Covenant Period                                   12(c)
ROI Deposit                                                   6(g)
RSI Put Interests                                             16(a)
RSI Put Deposit                                               16(c)
RSI                                                           Recitals
RSI Share                                                     9(b)
RSI Subordinated Note                                         2(a)
RSI Put Closing Date                                          16(b)
RSI Exclusivity Period                                        12(d)
RSI Put Offer                                                 16(a)
RSI Designees                                                 9(b)
RSI Put Notice                                                16(a)
Sealed Price Notice                                           10(b)
Selling Institutional Member                                  6(a)
Selling Member                                                7(a)
Significant Decision                                          9(c)
Simon                                                         Recitals
Specified Sale                                                7(a)
Stabilized Buildings                                          9(b)
Subscribing Members                                           11(c)
Subscription Deficit Contribution Period                      11(d)
Subscription Due Date                                         11(e)
Subscription Acceptance Period                                11(c)
Supermajority Vote                                            9(c)
Syndication                                                   5(b)



Tag-Along Rights                                             7(a)
Tag-Along Notice                                             7(c)
Term                                                         1(c)
Third Party Designee                                         9(b)
Third Party Offered Interest                                 6(a)
Transfer                                                     5(a)
Transfer of Interest                                         5(a)
Transferee                                                   5(b)
VC Event                                                     14
Veritech Put Right                                           14
Veritech                                                     Recitals
Veritech Call Right                                          14
Veritech Excess                                              2(g)
Veritech Designees                                           9(b)
Warning Notice                                               10(b)
RSI Deemed Membership Interest                               35(a)
Conversion Date                                              35(a)
Conversion Period                                            35(a)





STATE OF NEW YORK         )
                          ) SS.:
COUNTY OF                 )

          On the 20th day of February 1998, before me personally came Jon Halpern to me known, who being duly sworn, did depose and say that he is the officer of ONSITE VENTURES, L.L.C., the limited liability company described in and which executed the foregoing instrument; that he signed his name thereto by order of the board of managers of such company.



Sworn to before me this
20th day of February, 1998


---------------------------
       Notary Public


STATE OF NEW YORK                  )
                                   ) SS.:
COUNTY OF                          )

          On the ____ day of February 1998, before me personally came Scott Rechler to me known, who being duly sworn, did depose and say that he is the officer of RSI-OSA HOLDINGS, INC., the corporation described in and which executed the foregoing instrument; that he signed his name thereto by order of the board of directors of such corporation.


                       ----------------------------------
Sworn to before me this

___ day of February, 1998

---------------------------
       Notary Public




STATE OF NEW YORK         )
                          ) SS.:
COUNTY OF                 )

          On the 20th day of February 1998, before me personally came Jon Halpern to me known, who being duly sworn, did depose and say that he is the officer of JLH Realty Management Services, Inc., the general partner of JAH Realties, L.P. which is the managing member of Veritech Ventures LLC, a limited liability company, and that he executed the foregoing instrument in the name of such corporation on behalf of such limited liability company and that he had authority to sign the same, and he acknowledged that he executed the same as the act and deed of the said corporation as the general partner of the said limited partnership as the managing member of the said limited liability company.




Sworn to before me this
20th day of February, 1998


---------------------------
       Notary Public





STATE OF NEW YORK                   )
                                    ) SS.:
COUNTY OF _____________             )


          On the ___ day of February, 1998, before me personally came MARTIN RABINOWITZ to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he executed the same.



                                      ----------------------------------


Sworn to before me this

___ day of February, 1998


---------------------------
       Notary Public

STATE OF NEW YORK         )
                          ) SS.:
COUNTY OF                 )


          On the ___ day of February, 1998, before me personally came ARTHUR SIMON to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he executed the same.



                                   ----------------------------------


Sworn to before me this

___ day of February, 1998

---------------------------
       Notary Public



STATE OF NEW YORK         )
                          ) SS.:
COUNTY OF                 )

          On the ___ day of February, 1998, before me personally came DAREN HORNIG to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he executed the same.



                                      ----------------------------------


Sworn to before me this

___ day of February, 1998


---------------------------
       Notary Public





                                TABLE OF CONTENTS

                                                                            Page

1.      Formation..............................................................2
        (a)      Formation; Name; Office.......................................2
        (b)      Purposes......................................................2
        (c)      Term..........................................................3
        (d)      Registered Office and Resident Agent..........................3

2.      Capital Contributions..................................................3
        (a)      Initial Capital Contributions.................................3
        (b)      Issuance of Membership Interests..............................4
        (c)      Initial Percentage Membership Interests.......................4
        (d)      Members' Liability............................................5
        (e)      Uses of Capital  Contributions  and Proceeds
                 from the RSI  Subordinated  Note;
                 Interest on Capital Contributions.............................5
        (f)      Withdrawal of Capital.........................................5
        (g)      Veritech Excess...............................................5
        (h)      Source of Distributions.......................................5

3.      Title to the Property of the Company...................................6
        (a)      Title to the Property of the Company..........................6

4.      Representations and Warranties of the Members..........................6
        (a)      Representations and Warranties of Each Member.................6
        (b)      Additional Representation and Warranty of Veritech............6

5.      Sale or Transfer of Membership Interest................................6
        (a)      General Restrictions..........................................6
        (b)      Permitted Transfers of Interest...............................7
                 (i)      Testamentary and Gift Transfers......................7
                 (ii)     Affiliate Transfers..................................7
                 (iii)    Sale to the Company..................................7
                 (iv)     Sales to Third Parties...............................7
                 (v)      Pledges..............................................8
                 (vi)     Syndication..........................................8
                 (vii)    Conditions to a Permitted Transfer...................9
        (c)      Indemnity by Member for an Invalid Transfer of
                 Membership Interests.........................................10

6.      Right of First Refusal................................................10
        (a)      Right of the Institutional Members...........................10
        (b)      Acceptance Period............................................11
        (c)      FR Deposit...................................................11
        (d)      Exercise of FR Right.........................................12
        (e)      Failure to Exercise FR Right.................................13
        (f)      FR Right Closing.............................................14
        (g)      Proposed Sale by a General Member............................14
                 (i)      General Member Offered Interest.....................14
                 (ii)     IM Acceptance Period................................14
                 (iii)    Exercise of the Purchase Right by each
                          Institutional Member................................15
                 (iv)     Exercise of the Purchase Right by one
                          Institutional Member................................15
                 (v)      Failure to Exercise the IM Refusal Right in Full....16
                 (vi)     Closing of the General Member Sale..................16

7.      Tag-Along Rights......................................................17
        (a)      Qualifying Sale..............................................17
        (b)      Notice of Transfer...........................................17
        (c)      Exercise of Tag-Along Rights.................................18

8.      Bring-Along Rights....................................................18
        (a)      Sale by Institutional Members................................18
        (b)      Sale by RSI After Default by Veritech........................19
        (c)      Sale of OCC..................................................19

9.      Governance............................................................20
        (a)      Covenant by Each Member......................................20
        (b)      Board of Managers............................................20
        (c)      Significant Decisions........................................25
        (d)      Leverage of the Company......................................28

10.     Deadlock Regarding Significant Decisions; Buy/Sell Option.............28
        (a)      Buy/Sell Right...............................................28
        (b)      Significant Decision Deadlock................................29
        (c)      Other Events Triggering a Buy/Sell Right.....................29
        (d)      Delivery of the Buy/Sell Notice..............................30
        (e)      Delivery and Deemed Delivery of Response Notice..............30
        (f)      Buy/Sell Deposit.............................................32
        (g)      [Reserved]...................................................33
        (h)      Closing of the Buy/Sell Right................................33
        (i)      RSI Buy/Sell Option..........................................33
        (j)      Failure of Buyer to Close....................................34
        (k)      Assumption of Obligations....................................34

11.     Additional Contributions..............................................35
        (a)      Capital Call.................................................35
        (b)      Capital Call Objectives......................................35
        (c)      Pre-Emptive Rights...........................................36
        (d)      Notice of Subscription Deficit...............................36
        (e)      Subscription Closing; Adjustment of Percentage of Membership
                 Interest.....................................................37
        (f)      Computation of Adjusted Membership Interest..................37
        (g)      Illustration of Adjustments to Membership Interest...........38

12.     Opportunities; Confidentiality; Noncompetition; RSI Buildings.........39
        (a)      Opportunities................................................39
        (b)      Confidentiality..............................................39
        (c)      Non-Competition..............................................39
        (d)      RSI Buildings; Exclusivity of the Company....................40

13.     Effect of the Hart Scott Rodino Act...................................41
        (a)      Applicability................................................41
        (b)      Covenant to File all Necessary Documents.....................42
        (c)      Amendment of Timing Periods..................................42

14.     Veritech Call Right; Veritech Put Right...............................42
        (a)      Exercise Period..............................................43
        (b)      Manner of Exercise of the Rights.............................43
        (c)      Purchase Price...............................................43
        (d)      Deposit......................................................43
        (e)      Closing of the Veritech Call Right...........................45
        (f)      Closing of the Veritech Put Right............................46

15.     Participation Right...................................................46
        (a)      General Member Participation Right...........................46
        (b)      Participation Rights on Transfers to a General Member
                  and to his or its Affiliates................................47

16.     RSI Put Option........................................................48
        (a)      RSI Put Notice...............................................48
        (b)      Acceptance of RSI Put Offer..................................48
        (c)      Deposit......................................................48
        (d)      RSI Put Closing..............................................48
        (e)      Rejection of RSI Put; Failure to Close.......................49

17.     Accounting Provisions.................................................49
        (a)      Fiscal and Taxable Year......................................49
        (b)      Books and Accounts...........................................49
        (c)      Financial Reports............................................50
        (d)      Tax Elections................................................50
        (e)      Expenses.....................................................50

18.     Distributions and Allocations.........................................50
        (a)      Definitions..................................................50
        (b)      Distributions of Net Cash Flow...............................55
        (c)      Allocation of Net Profits and Net Losses.....................55
        (d)      No Return of Distributions...................................56
        (e)      Allocations between Assignor and Assignee Members............56
        (f)      Tax Credits..................................................56
        (g)      Deficit Capital Accounts.....................................56
        (h)      Further Allocation Rules.....................................57

19.     Liquidation and Termination of the Company............................59
        (a)      General......................................................59
        (b)      Statements on Termination....................................60
        (c)      Priority on Liquidation......................................60
        (d)      Distribution of Non-Liquid Assets............................61
                 (i)      The Liquidating Agent...............................61
                 (ii)     The remaining assets................................61
                 (iii)    Nothing contained in this Agreement.................62
        (e)      Orderly Liquidation..........................................62

20.     Loans and Advances....................................................62
        (a)      Loans and Advances...........................................62

21.     Exculpation and Indemnification of Managers, Members and Affiliates...62
        (a)      Exculpation..................................................62
        (b)      Indemnification..............................................62

22.     Power of Attorney.....................................................64
        (a)      General......................................................64
        (b)      Successor Members............................................65
        (c)      Additional Power of Attorney.................................65

23.     Certain Defined Terms.................................................65
        (a)      Affiliate....................................................65
        (b)      Contingent Transfer..........................................66
        (c)      Deposit Defaulted Interests..................................66
        (d)      Disqualified Transferee......................................66
        (e)      Employed the RSI Funds.......................................66
        (g)      Fair Market Value............................................67
        (h)      Family Group.................................................67
        (i)      Interim Loans................................................68
        (j)      IPO..........................................................68
        (k)      Liens........................................................68
        (l)      OCC Buy Sell Right...........................................68
        (m)      OCC LLC Agreement............................................68
        (n)      Person.......................................................68
        (o)      Platform Company.............................................68
        (p)      Supermajority Effective Period...............................68
        (q)      Syndicate Representative.....................................68
        (t)      Third Party Price............................................69
        (u)      Glossary.....................................................69

24.     Amendment and Modification............................................69

25.     Assignment............................................................70

26.     Further Assurances....................................................70

27.     Governing Law.........................................................70

28.     Notices...............................................................70

29.     Consent to Jurisdiction...............................................72

30.     Entire Agreement; Non-Waiver..........................................72

31.     Specific Performance and Injunctive Relief............................73

32.     Attorneys' Fees.......................................................73

33.     Severability..........................................................73

34.     Miscellaneous.........................................................73

35.     Initial Investment in the Company of RSI..............................74
        (a)      Intention of Parties.........................................74
        (b)      General Interpretation of this Agreement.....................76
        (c)      Consent to Admission of RSI as a Member in the Company.......76
        (d)      Release of Security Interest.................................77
        (e)      Interpretation of Specific Provisions of this Agreement......77



         SCHEDULE A        List of Nominated Investment Banks.
         SCHEDULE B        List of Persons or Entities which are not
                           Disqualified Transferees.
         SCHEDULE C        Glossary of Certain Defined Terms.

         EXHIBIT I         Copy of the Plan.
         EXHIBIT II        Form of The RSI Subordinated Note.





                       LIMITED LIABILITY COMPANY AGREEMENT
                                   dated as of
                                November 20, 1997
                                  by and among
                             ONSITE VENTURES, L.L.C.
                             RSI-OSA HOLDINGS, INC.
                              VERITECH VENTURES LLC
                           ARTHUR SIMON, Individually
                           DAREN HORNIG, Individually
                                       and
                         MARTIN RABINOWITZ, Individually